              --------------------------------------------------
                                 SMITH BARNEY
                                 INTERMEDIATE
                              MATURITY CALIFORNIA
                                MUNICIPALS FUND
              --------------------------------------------------

                      SEMI-ANNUAL REPORT  |  MAY 31, 2002



                               [LOGO]Smith Barney
                                     Mutual Funds
                Your Serious Money. Professionally Managed./SM/

           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

Dear Shareholder:
We are pleased to provide the semi-annual report for the Smith Barney Intermediate Maturity California Municipals Fund ("Fund") for the six months ended May 31, 2002. In this report, we summarize the period's prevailing economic and market conditions and outline our investment strategy. We hope you find this information to be useful and informative.

[PHOTO]
HEATH B. MCLENDON
Chairman

[PHOTO]
JOSEPH P. DEANE
Vice President and Investment Officer


Performance
For the six months ended May 31, 2002, the Fund's Class A shares, without sales charges, returned 2.17%. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Index")/1/ returned 2.56% for the same period. Past performance is not indicative of future results. The Fund paid income dividends totaling $0.18 per Class A share during the reporting period.

Fund Objective
The Fund seeks to provide California investors with as high a level of current income exempt from federal income taxes and California state taxes as is consistent with the preservation of principal./2/ For the Fund, Joseph P. Deane and his investment team search for the most attractive yields among investment-grade/3/ municipal bonds with an average maturity of three to ten years.

Under normal circumstances, the Fund invests at least 80% of its assets in investment-grade California municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes and California personal income taxes. California municipal securities include securities issued by the State of California and certain other municipal issuers, political subdivisions, agencies and public authorities. The Fund can invest up to 20% of its assets in unrated securities that the manager determines are equivalent to investment grade.

--------
1The Lehman Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index
2Please note, a portion of the income from this Fund may be subject to the
 Alternative Minimum Tax ("AMT").
3Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors
 Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization.


1 Intermediate Maturity California Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

Market and Fund Overview
Since December 11, 2001, the U.S. Federal Reserve Board ("Fed") has held interest rates near 40-year lows. In our view, the U.S. economic rebound indeed remains relatively soft, as corporate earnings remain weak. Those earnings are also reflective of what we see is a very conservative approach to corporate reporting attributable in part to the recent accounting morass. We believe this conservative approach could be maintained through the third quarter of this year and could potentially act as a drag on the economy given the expected possible negative impact it may bear on the stock market. Given these considerations, we feel the environment has been constructive for bonds, especially in the tax-exempt area.

As of May 31, 2002, the Fund held fixed-income securities largely in the following categories: general obligations (20.1%), transportation (11.5%), hospital (10.4%), water and sewer (9.3%), tax allocation (8.8%) and housing (7.6%). In addition, approximately 98% of the Fund's holdings were rated investment grade, with 74.1% of the Fund invested in AAA/Aaa bonds, the highest possible ratings by Standard & Poor's Ratings Service and Moody's Investors Service, Inc.

California Economic Highlights
In terms of the local economy, as we have previously noted, the State of California has been buying electricity via long-term contracts to help enable the state to more efficiently manage its demand for power. Although the state's economy is diversified, economic weakness has caused the state's tax receipts to fall.

According to Standard & Poor's, Governor Gray Davis' fiscal 2003 budget for the State proposes a combination of tax cuts and numerous one-time measures to close an approximate $12 billion revenue shortfall for the combined 2002 and 2003 fiscal years. The State's revenue declines are the result of weakness in the economy and a very progressive income tax code that has created volatility in tax receipts (i.e., lower tax revenues). The Governor's budget proposes about $5.3 billion in spending reductions, accessing "one-time" sources of revenue, seeking increased federal aid and borrowing. The budget is projected to leave a $511 million reserve for the State's fiscal 2003 year, which is equal to a slim 0.6% of general fund appropriations./4/

Market Outlook
Given the economic status of California and of the U.S. in general, we anticipate that demand for municipal bonds in the State will remain relatively strong

--------
4Source: Content in paragraph is based upon the "State of the States" website commentary from Standard & Poor's.


2 Intermediate Maturity California Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders
over the coming months. At present, we continue to maintain a wait-and-see approach to determine how California addresses its energy situation.

Going forward, we believe that economic growth in the U.S. will likely remain tepid through the third quarter before we anticipate improvement, which will likely occur when more solid positive corporate cash flows become apparent. We also expect inflation to remain subdued, a point which would further support the case for steady interest rates in the foreseeable future.

In general, we think the Fed will stay the course by refraining from raising short-term rates in the near term until it observes more evidence that the U.S. economy is on a path toward a more solid recovery.

In our view, long-term rates will likely continue to hover at recent levels or lower for four or five months. However, if the U.S. economy gradually picks up steam by the end of this year, we anticipate that long-term rates may go back up over the next year. (Note: The direction of bond prices typically moves inversely to that of interest rates.) In terms of our investment strategy, we intend to adopt a more conservative approach by "shortening up" the portfolios (i.e., investing in debt instruments with shorter maturities) to some extent.

We appreciate your investment in the Smith Barney Intermediate Maturity California Municipals Fund and look forward to helping you strive to achieve your financial goals in the future.

Sincerely,

/s/ Heath B. McLendon /s/ J. P. Deane
Heath B. McLendon     Joseph P. Deane
Chairman              Vice President and
                      Investment Officer
June 25, 2002

The information provided in this letter represents the opinion of the Fund's manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Furthermore, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 9 through 13 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of May 31, 2002 and is subject to change.


3 Intermediate Maturity California Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES



                       Net Asset Value
                     -------------------
                     Beginning    End     Income   Capital Gain     Total
 Period Ended        of Period of Period Dividends Distributions Returns/(1)+/
 -----------------------------------------------------------------------------
 5/31/02               $8.82     $8.83     $0.18       $0.00         2.17%++
 -----------------------------------------------------------------------------
 11/30/01               8.58      8.82      0.38        0.00         7.32
 -----------------------------------------------------------------------------
 11/30/00               8.42      8.58      0.38        0.00         6.64
 -----------------------------------------------------------------------------
 11/30/99               8.85      8.42      0.37        0.00        (0.70)
 -----------------------------------------------------------------------------
 11/30/98               8.66      8.85      0.39        0.00         6.78
 -----------------------------------------------------------------------------
 11/30/97               8.55      8.66      0.40        0.00         6.13
 -----------------------------------------------------------------------------
 11/30/96               8.53      8.55      0.40        0.00         5.05
 -----------------------------------------------------------------------------
 11/30/95               7.80      8.53      0.40        0.00        14.84
 -----------------------------------------------------------------------------
 11/30/94               8.50      7.80      0.39        0.01        (3.65)
 -----------------------------------------------------------------------------
 11/30/93               8.04      8.50      0.39        0.00        10.70
 -----------------------------------------------------------------------------
 Inception*-11/30/92    7.90      8.04      0.35        0.00         6.33++
 -----------------------------------------------------------------------------
 Total                                     $4.03       $0.01
 -----------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS L SHARES

                       Net Asset Value
                     -------------------
                     Beginning    End     Income   Capital Gain     Total
 Period Ended        of Period of Period Dividends Distributions Returns/(1)+/
 -----------------------------------------------------------------------------
 5/31/02               $8.81     $8.82     $0.17       $0.00         2.06%++
 -----------------------------------------------------------------------------
 11/30/01               8.58      8.81      0.36        0.00         6.97
 -----------------------------------------------------------------------------
 11/30/00               8.42      8.58      0.37        0.00         6.42
 -----------------------------------------------------------------------------
 11/30/99               8.84      8.42      0.35        0.00        (0.79)
 -----------------------------------------------------------------------------
 11/30/98               8.65      8.84      0.37        0.00         6.57
 -----------------------------------------------------------------------------
 11/30/97               8.54      8.65      0.38        0.00         5.92
 -----------------------------------------------------------------------------
 11/30/96               8.52      8.54      0.38        0.00         4.84
 -----------------------------------------------------------------------------
 11/30/95               7.80      8.52      0.38        0.00        14.36
 -----------------------------------------------------------------------------
 Inception*-11/30/94    7.76      7.80      0.02        0.00         0.72++
 -----------------------------------------------------------------------------
 Total                                     $2.78       $0.00
 -----------------------------------------------------------------------------


4 Intermediate Maturity California Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS Y SHARES

                       Net Asset Value
                     -------------------
                     Beginning    End     Income   Capital Gain     Total
 Period Ended        of Period of Period Dividends Distributions Returns/(1)+/
 -----------------------------------------------------------------------------
 5/31/02               $8.83     $8.84     $0.19       $0.00         2.26%++
 -----------------------------------------------------------------------------
 11/30/01               8.60      8.83      0.40        0.00         7.41
 -----------------------------------------------------------------------------
 11/30/00               8.44      8.60      0.40        0.00         6.82
 -----------------------------------------------------------------------------
 11/30/99               8.86      8.44      0.39        0.00        (0.40)
 -----------------------------------------------------------------------------
 11/30/98               8.66      8.86      0.40        0.00         7.09
 -----------------------------------------------------------------------------
 11/30/97               8.56      8.66      0.42        0.00         6.20
 -----------------------------------------------------------------------------
 11/30/96               8.54      8.56      0.41        0.00         5.22
 -----------------------------------------------------------------------------
 Inception*-11/30/95    8.39      8.54      0.09        0.00         2.92++
 -----------------------------------------------------------------------------
 Total                                     $2.70       $0.00
 -----------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

                           Without Sales Charges/(1)/
                           -------------------------
                           Class A  Class L  Class Y
-----------------------------------------------------
Six Months Ended 5/31/02++  2.17%    2.06%    2.26%
-----------------------------------------------------
Year Ended 5/31/02          5.63     5.41     5.85
-----------------------------------------------------
Five Years Ended 5/31/02    5.35     5.13     5.54
-----------------------------------------------------
Ten Years Ended 5/31/02     5.91      N/A      N/A
-----------------------------------------------------
Inception* through 5/31/02  5.81     6.16     5.56
-----------------------------------------------------

                           With Sales Charges/(2)/
                           ----------------------
                           Class A Class L Class Y
--------------------------------------------------
Six Months Ended 5/31/02++  0.13%   0.04%   2.26%
--------------------------------------------------
Year Ended 5/31/02          3.50    3.34    5.85
--------------------------------------------------
Five Years Ended 5/31/02    4.93    4.91    5.54
--------------------------------------------------
Ten Years Ended 5/31/02     5.70     N/A     N/A
--------------------------------------------------
Inception* through 5/31/02  5.60    6.02    5.56
--------------------------------------------------


5 Intermediate Maturity California Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

 CUMULATIVE TOTAL RETURNS+


                                             Without Sales Charges/(1)/
        ---------------------------------------------------------------
        Class A (5/31/92* through 5/31/02)             77.60%
        --------------------------------------------------------------
        Class L (Inception* through 5/31/02)           57.12
        --------------------------------------------------------------
        Class Y (Inception* through 5/31/02)           43.94
        --------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 2.00% and 1.00%, respectively. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 *  Inception dates for Class A, L and Y shares are December 31, 1991,
    November 8, 1994 and September 8, 1995, respectively.


6 Intermediate Maturity California Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


              Growth of $10,000 Invested in Class A Shares of the
         Smith Barney Intermediate Maturity California Municipals Fund
                 vs. Lehman Brothers Municipal Bond Index and
         Lipper California Intermediate Municipal Debt Funds Average+

--------------------------------------------------------------------------------

                             May 1992 -- May 2002
                                [CHART]

                Smith Barney          Lipper California     Lehman Brothers
           Intermediate Maturity    Intermediate Municipal      Municipal
        California Municipals Fund    Debt Funds Average       Bond Index
        --------------------------  ----------------------  ---------------
5/31/92         $9,800                     $10,000             $10,000
11/92           10,280                      10,454              10,521
11/93           11,379                      11,495              10,982
11/94           10,964                      11,067              10,600
11/95           12,591                      12,704              11,149
11/96           13,227                      13,350              11,872
11/97           14,038                      14,079              12,513
11/98           14,991                      15,018              12,994
11/99           14,885                      14,938              12,752
11/00           15,874                      15,970              13,655
11/01           17,036                      17,497              14,850
5/31/02         17,406                      17,896              15,230

+ Hypothetical illustration of $10,000 invested in Class A shares on May 31,
  1992, assuming deduction of the maximum 2.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through May 31, 2002. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million dated since January 1984. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The Lipper California Intermediate Municipal Debt Funds Average is composed of an average of the Fund's peer group of mutual funds (34 funds as of May 31, 2002) investing in intermediate maturity California tax-exempt bonds. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


7 Intermediate Maturity California Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

 PORTFOLIO HIGHLIGHTS (UNAUDITED)


                              INDUSTRY BREAKDOWN*

      [CHART]

Water and Sewer      9.3%
Education            6.0%
General Obligation  20.1%
Hospital            10.4%
Housing              7.6%
Miscellaneous       24.5%
Solid Waste          1.8%
Tax Allocation       8.8%
Transportation      11.5%

                  SUMMARY OF INVESTMENTS BY COMBINED RATINGS*

                                        Standard &   Percentage of
                  Moody's        and/or   Poor's   Total Investments
            --------------------------------------------------------
                    Aaa                    AAA            74.1%
                    Aa                     AA              9.6
                     A                      A              6.9
                    Baa                    BBB             7.7
                   VMIG1                   A-1             1.1
                    NR                     NR              0.6
                                                         -----
                                                         100.0%
                                                         =====

--------
* As a percentage of total investments. All information is as of May 31, 2002. Please note that the Fund's holdings are subject to change.



8 Intermediate Maturity California Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED)                   MAY 31, 2002



   FACE
  AMOUNT   RATING(a)                             SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------
Education -- 6.0%
                     California Educational Facilities Authority Revenue:
$  945,000 AAA         College of Osteopathic Medicine, CONNIE LEE-Insured,
                        5.550% due 6/1/06                                              $ 1,038,413
   320,000 A2*         Loyola Marymount University, Series B,
                        (Pre-Refunded -- Escrowed with U.S. government
                        securities to 10/1/02 Call @ 102),
                        6.300% due 10/1/03 (b)                                             331,491
   200,000 A2*         Mills College, (Escrowed to maturity with U.S. government
                        securities), 6.500% due 9/1/02 (b)                                 202,466
   500,000 AA+         University of Southern California Project, 5.300% due 10/1/04       532,995
 1,000,000 Aa2*      California State Public Works Board, Lease Revenue,
                      (California State University Project), Series B,
                      5.450% due 9/1/14                                                  1,064,420
 1,010,000 AAA       California State University Channel Islands Financing Authority
                      Revenue, East Campus Community, Series A, MBIA-Insured,
                      4.875% due 9/1/16                                                    989,113
-------------------------------------------------------------------------------------------------
                                                                                         4,158,898
-------------------------------------------------------------------------------------------------
General Obligation -- 20.1%
   200,000 A+        California State GO:
                      6.000% due 9/1/03                                                    210,264
 1,250,000 AAA         Veterans Bonds, Series BL, FSA-Insured, 4.950% due 12/1/08 (c)    1,297,875
   650,000 AAA       Corona-Norco Unified School District GO, Series C, FGIC-Insured,
                      5.250% due 9/1/15                                                    693,056
   285,000 AAA       Kern High School District GO, Series C, MBIA-Insured,
                      (Escrowed to maturity with U.S. government securities),
                      8.750% due 8/1/03                                                    308,920
   475,000 AA        Los Angeles GO, Series B, 5.000% due 9/1/10                           514,995
 3,000,000 AAA       Los Angeles Unified School District GO, Election of 1997,
                      Series E, MBIA-Insured, 5.500% due 7/1/15                          3,273,720
                     Mojave Water Agency Improvement District GO, Morongo Basin:
   250,000 AAA         Escrowed to maturity with U.S. government securities,
                        6.250% due 9/1/02                                                  252,965
   280,000 AAA         Pre-Refunded -- Escrowed with U.S. government securities to
                        9/1/02 Call @ 102, 6.375% due 9/1/03                               288,988
 2,170,000 AAA       Morgan Hill Unified School District GO, FGIC-Insured,
                      5.250% due 8/1/16                                                  2,292,301
                     Tahoe Truckee Unified School District GO,
                      School Facilities Improvement, MBIA-Insured:
 1,480,000 AAA          District 1, 5.000% due 8/1/14                                    1,588,810
 1,180,000 AAA          District 2, 5.000% due 8/1/14                                    1,266,754
   300,000 Aa3*      Torrance Unified School District GO, Series A, 4.250% due 8/1/11      305,550
 1,500,000 AAA       Visalia Unified School District GO, Series A,
                      FGIC-Insured, 4.900% due 8/1/12                                    1,594,515
-------------------------------------------------------------------------------------------------
                                                                                        13,888,713
-------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


9 Intermediate Maturity California Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)         MAY 31, 2002


   FACE
  AMOUNT   RATING(a)                             SECURITY                                VALUE
-------------------------------------------------------------------------------------------------
Hospital -- 10.4%
$   85,000 AAA       Arlington Community Hospital Corp. Revenue,
                      (Escrowed to maturity with U.S. government securities),
                      8.000% due 6/1/04                                                $   87,392
                     California Health Facilities Financing Authority Revenue:
   700,000 AAA         Kaiser Permanente, Series B, AMBAC-Insured,
                        5.250% due 10/1/10                                                737,009
 1,000,000 AAA         Mills-Peninsula Hospital, Series B, CONNIE LEE-Insured,
                        5.300% due 1/15/05                                              1,070,850
 1,000,000 AAA         Scripps Health, Series C, MBIA-Insured, 5.000% due 10/1/13       1,053,360
   200,000 AA-         Sisters of Providence, 6.200% due 10/1/03                          206,410
   400,000 NR          St. Elizabeth's Community Hospital Project,
                        (Pre-Refunded -- Escrowed with U.S. government securities
                        to 11/5/02 Call @ 102), 5.900% due 11/15/03 (b)                   416,076
                     California Statewide Communities Development Authority Revenue:
 1,200,000 AA-         COP, St. Joseph's Health Systems Group,
                        (Pre-Refunded -- Escrowed with state & local government
                        securities to 7/1/04 Call @ 102), 5.875% due 7/1/05             1,319,016
 2,000,000 A           Kaiser Permanente, Series E, 4.700% due 11/1/36                  2,001,280
   250,000 A+        Riverside County Asset Leasing Corp., Leasehold Revenue,
                      (Riverside County Hospital Project), Series A, 6.000% due 6/1/04    261,680
-------------------------------------------------------------------------------------------------
                                                                                        7,153,073
-------------------------------------------------------------------------------------------------
Housing -- 7.6%
 1,250,000 AAA       ABAG Finance Authority for Non-Profit Corporations, Multi-Family
                      Housing Revenue, (Edgewood Apartments Project), Series A,
                      FNMA-Collateralized, 5.700% mandatory put 11/1/06 (c)             1,314,750
                     California Housing Finance Agency, Home Mortgage Revenue:
   150,000 Aa2*        Series B-1, FHA-Insured, 5.900% due 8/1/04 (c)                     157,086
                       Series E-1, FHA/VA-Insured:
   700,000 Aa2*         5.900% due 2/1/05 (c)                                             738,388
   700,000 Aa2*         5.900% due 8/1/05 (c)                                             745,213
   200,000 AAA         Series N, FSA-Insured, 1.500% due 8/1/21 (c)(d)                    200,000
 1,000,000 AA-       California State Department of Veterans Affairs, Home Purchase
                      Revenue, Series C, Remarketed 1/9/01, 4.550% due 12/1/07 (c)      1,030,340
   745,000 AAA       Riverside County Housing Authority, Multi-Family Housing Revenue,
                      (Brandon Place Apartments Projects), Series B,
                      FNMA-Collateralized, 5.625% mandatory put 7/1/09 (c)                811,730
    80,000 AAA       San Luis Obispo Housing Authority, Multi-Family Housing Revenue,
                      (Parkwood Apartments Project), Series A,
                      FNMA-Collateralized, 5.500% due 8/1/03                               81,871
   180,000 AAA       Santa Rosa Mortgage Revenue Refunding, (Marlow Apartments
                      Project), Series A, FHA-Insured, 5.600% due 9/1/05                  186,840
-------------------------------------------------------------------------------------------------
                                                                                        5,266,218
-------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


 10 Intermediate Maturity California Municipals Fund | 2002 Semi-Annual Report
                                to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)         MAY 31, 2002


   FACE
  AMOUNT   RATING(a)                            SECURITY                                VALUE
------------------------------------------------------------------------------------------------
Miscellaneous -- 24.5%
$1,470,000 AAA       Inglewood Public Financing Authority Revenue, Series A,
                      AMBAC-Insured, 5.125% due 8/1/13                               $ 1,587,394
   100,000 VMIG 1*   Irvine California Improvement Board, Act 1915 Assessment
                      District No. 00-18, Series A, LOC-Bank of New York,
                      1.550% due 9/2/26 (d)                                              100,000
 1,080,000 AAA       Los Angeles County Community Facilities District No. 3, Special
                      Tax Refunding, Improvement Area, Series A, FSA-Insured,
                      5.250% due 9/1/07                                                1,195,290
   115,000 AAA       Montclair Redevelopment Agency, Residential Mortgage
                      Revenue, (Escrowed to maturity with U.S. government
                      securities), FNMA-Collateralized, FHA/VA
                      Mortgages-Insured, 7.750% due 10/1/11                              138,082
 1,320,000 Aaa*      Monterey County, COP, Master Plan Financing, MBIA-Insured,
                      5.250% due 8/1/15                                                1,406,803
                     Ontario Redevelopment Financing Authority Revenue,
                      (Project No. 1), Centre City & Cimarron, MBIA-Insured:
 1,935,000 AAA          5.250% due 8/1/15                                              2,065,148
 1,060,000 AAA          5.250% due 8/1/16                                              1,119,742
   400,000 VMIG 1*   Orange County Sanitation Districts, COP, Series B,
                      1.550% due 8/1/30 (d)                                              400,000
 1,415,000 AAA       San Buenaventura COP, Series C, AMBAC-Insured,
                      5.000% due 2/1/16                                                1,468,218
   280,000 A3*       San Francisco Downtown Parking Corp. Revenue,
                      6.150% due 4/1/03                                                  290,522
                     Santa Barbara COP, (Harbor Refunding Project):
   270,000 A2*         Escrowed to maturity with U.S. government securities,
                        6.400% due 10/1/02 (b)                                           274,236
   285,000 A2*         Pre-Refunded -- Escrowed with U.S. government securities
                        to 10/1/02 Call @ 102, 6.500% due 10/1/03 (b)                    295,417
                     Solano County COP, Capital Improvement Program,
                      AMBAC-Insured:
 1,000,000 AAA          4.875% due 11/15/11                                            1,073,280
 1,000,000 AAA          5.000% due 11/15/13                                            1,062,200
 2,000,000 AAA       University Revenue, (Multiple Purpose Projects),
                      Series M, FGIC-Insured, 5.125% due 9/1/16                        2,084,560
   205,000 AAA       Upland COP, (Police Building Refunding Project),
                      AMBAC-Insured, 6.200% due 8/1/02                                   206,574
 2,000,000 BBB-      Virgin Islands Public Financing Authority Revenue, Sr. Lien,
                      Series A, 5.300% due 10/1/11                                     2,113,460
------------------------------------------------------------------------------------------------
                                                                                      16,880,926
------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


 11 Intermediate Maturity California Municipals Fund | 2002 Semi-Annual Report
                                to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)         MAY 31, 2002


   FACE
  AMOUNT   RATING(a)                           SECURITY                              VALUE
---------------------------------------------------------------------------------------------
Solid Waste -- 1.8%
                     Kings County Waste Management Authority,
                      Solid Waste Revenue:
$  375,000 BBB          6.500% due 10/1/03 (c)                                    $   392,569
   290,000 BBB          6.600% due 10/1/04 (c)                                        311,680
   525,000 Baa2*     South Napa Waste Management Authority, (Solid Waste Transfer
                      Facilities Project), 6.000% due 2/15/04 (c)                     553,660
---------------------------------------------------------------------------------------------
                                                                                    1,257,909
---------------------------------------------------------------------------------------------
Tax Allocation -- 8.8%
   715,000 Baa2*     Hawthorne Community Redevelopment Agency, Tax Allocation,
                      (Redevelopment Project Area No. 2), (Partially Pre-
                      Refunded -- Escrowed with U.S. government securities to
                      9 /1/04 Call @ 102), 6.200% due 9/1/05 (b)                      779,321
 2,925,000 AAA       Livermore Redevelopment Agency, Tax Allocation Revenue,
                      (Redevelopment Project Area), Series A, MBIA-Insured,
                      5.250% due 8/1/15                                             3,117,348
   665,000 BBB+      Paramount Redevelopment Agency, Tax Allocation Refunding,
                      (Redevelopment Project Area No. 1), 5.800% due 8/1/03           696,600
 1,375,000 AAA       San Diego Redevelopment Agency, Tax Allocation Revenue,
                      (Centre City Redevelopment Project), FSA-Insured,
                      5.250% due 9/1/15                                             1,475,293
---------------------------------------------------------------------------------------------
                                                                                    6,068,562
---------------------------------------------------------------------------------------------
Transportation -- 11.5%
 1,250,000 AAA       California Governmental Association, Bay Area Rapid Transit,
                      SFO Extension, FTA Capital Grant Revenue, Series A,
                      AMBAC-Insured, 4.875% due 6/15/09                             1,315,825
 3,000,000 AAA       Los Angeles County California Metropolitan Transportation
                      Authority, Sales Tax Revenue, Property C, Second Sr. Lien,
                      Series A, FGIC-Insured, 5.000% due 7/1/17                     3,076,890
   500,000 A1*       Los Angeles County Transportation Commission, COP, Series B,
                      6.200% due 7/1/03                                               511,585
                     Palm Springs Financing Authority, Regional Airport Revenue,
                      MBIA-Insured:
   200,000 AAA          5.400% due 1/1/03 (c)                                         204,136
   400,000 AAA          5.500% due 1/1/04 (c)                                         409,020
   350,000 A1*       Sacramento Regional Transportation District COP, Series A,
                      6.400% due 3/1/03                                               360,966
   220,000 AAA       San Francisco Airport Improvement Authority, Lease Revenue,
                      United Airlines Inc., (Escrowed to maturity with U.S.
                      government securities), 8.000% due 7/1/13                       270,712
                     San Jose Airport Revenue:
   800,000 AAA         FGIC-Insured, 5.400% due 3/1/04 (c)                            835,408
   500,000 AAA         MBIA-Insured, 5.750% due 3/1/03                                515,320


                      See Notes to Financial Statements.


 12 Intermediate Maturity California Municipals Fund | 2002 Semi-Annual Report
                                to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)         MAY 31, 2002


   FACE
  AMOUNT   RATING(a)                           SECURITY                              VALUE
---------------------------------------------------------------------------------------------
Transportation -- 11.5% (continued)
$  450,000 BBB+      Southern California Rapid Transit Authority, Special Benefit
                      Assessment, District A-2, (Pre-Refunded -- Escrowed with
                      U.S. government securities to 9/1/02 Call @ 102),
                      6.100% due 9/1/03 (b)                                       $   464,040
---------------------------------------------------------------------------------------------
                                                                                    7,963,902
---------------------------------------------------------------------------------------------
Water and Sewer -- 9.3%
 1,000,000 AAA       Castaic Lake Water Agency COP, (Water Systems Improvement
                      Project), AMBAC-Insured, 5.000% due 8/1/12                    1,068,950
 1,750,000 AAA       East Bay Municipal Utility District, Water Systems Revenue,
                      FGIC-Insured, 5.000% due 6/1/16                               1,790,863
 1,000,000 AAA       El Dorado County, Public Agency Financing Authority Revenue,
                      FGIC-Insured, 5.200% due 2/15/07                              1,096,860
   300,000 VMIG 1*   Metropolitan Water District, Southern California Waterworks
                      Revenue, Series C-2, 1.500% due 7/1/36 (d)                      300,000
 1,000,000 AAA       Modesto California Irrigation District COP, Capital
                      Improvements, Series A, FSA-Insured, 5.250% due 7/1/15        1,064,180
 1,000,000 AAA       Modesto Irrigation District Financing Authority Revenue,
                      Series A, MBIA-Insured, 5.350% due 10/1/06                    1,105,920
---------------------------------------------------------------------------------------------
                                                                                    6,426,773
---------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $66,313,438**)                                      $69,064,974
---------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the investment advisor to be triple-A rated even if issuer has not applied for new ratings.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(d) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
**  Aggregate cost for Federal income tax purposes is substantially the same.

   See pages 14 and 15 for definitions of ratings and certain security descriptions.


                      See Notes to Financial Statements.


 13 Intermediate Maturity California Municipals Fund | 2002 Semi-Annual Report
                                to Shareholders

 BOND RATINGS (UNAUDITED)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by
       Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA  -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A   -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest pay- ments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa  -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear some- what larger than in "Aaa" securities.
A   -- Bonds rated "A" possess many favorable investment attributes and are to be consid- ered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack out- standing investment characteristics and in fact have speculative characteristics as well.

NR -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


 14 Intermediate Maturity California Municipals Fund | 2002 Semi-Annual Report
                                to Shareholders

 SHORT-TERM SECURITY RATINGS (UNAUDITED)



SP-1  --Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1   --Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1--Moody's highest rating for issues having a demand feature -- VRDO.
P-1   --Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

 SECURITY DESCRIPTIONS (UNAUDITED)

ABAG    -- Association of Bay Area Governments
AIG     -- American International Guaranty
AMBAC   -- American Municipal Bond Assurance Corporation
BIG     -- Bond Investors Guaranty
CGIC    -- Capital Guaranty Insurance Company
CONNIE
LEE     -- College Construction Loan Insurance Association
COP     -- Certificate of Participation
EDA     -- Economic Development Authority
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage Corporation
FLAIRS  -- Floating Adjustable Interest Rate Securities
FNMA    -- Federal National Mortgage Association
FSA     -- Financial Security Assurance
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HFA     -- Housing Finance Authority
IDA     -- Industrial Development Authority
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
INFLOS  -- Inverse Floaters
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors Assurance Corporation
MGIC    -- Mortgage Guaranty Insurance Corp.
MVRICS  -- Municipal Variable Rate Inverse Coupon Security
PCFA    -- Pollution Control Financing Authority
PCR     -- Pollution Control Revenue
RIBS    -- Residual Interest Bonds
VA      -- Veterans Administration
VRDD    -- Variable Rate Daily Demand


 15 Intermediate Maturity California Municipals Fund | 2002 Semi-Annual Report
                                to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)         MAY 31, 2002


ASSETS:
  Investments, at value (Cost -- $66,313,438)                        $69,064,974
  Interest receivable                                                  1,021,783
  Receivable for Fund shares sold                                        201,941
  Receivable for securities sold                                          40,000
--------------------------------------------------------------------------------
  Total Assets                                                        70,328,698
--------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                      252,677
  Payable to bank                                                         79,928
  Investment advisory fee payable                                         19,366
  Administration fee payable                                              12,885
  Distribution fees payable                                                4,950
  Accrued expenses                                                         5,590
--------------------------------------------------------------------------------
  Total Liabilities                                                      375,396
--------------------------------------------------------------------------------
Total Net Assets                                                     $69,953,302
--------------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest                         $     7,924
  Capital paid in excess of par value                                 68,514,183
  Undistributed net investment income                                     43,974
  Accumulated net realized loss from security transactions            (1,364,315)
  Net unrealized appreciation of investments                           2,751,536
--------------------------------------------------------------------------------
Total Net Assets                                                     $69,953,302
--------------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                              6,204,052
--------------------------------------------------------------------------------
  Class L                                                              1,339,014
--------------------------------------------------------------------------------
  Class Y                                                                381,109
--------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                           $8.83
--------------------------------------------------------------------------------
  Class L *                                                                $8.82
--------------------------------------------------------------------------------
  Class Y (and redemption price)                                           $8.84
--------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 2.04% of net asset value per share)        $9.01
--------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)        $8.91
--------------------------------------------------------------------------------

* Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase (See Note 3).


                      See Notes to Financial Statements.


 16 Intermediate Maturity California Municipals Fund | 2002 Semi-Annual Report
                                to Shareholders

 STATEMENT OF OPERATIONS (UNAUDITED)


For the Six Months Ended May 31, 2002

INVESTMENT INCOME:
  Interest                                                                     $1,518,396
-----------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 3)                                                 96,661
  Administration fee (Note 3)                                                      64,441
  Distribution fees (Note 3)                                                       55,782
  Audit and legal                                                                  12,767
  Shareholder and system servicing fees                                            10,383
  Registration fees                                                                 3,105
  Trustees' fees                                                                    3,050
  Pricing service fees                                                              2,779
  Shareholder communications                                                        2,191
  Custody                                                                           2,112
  Other                                                                               760
-----------------------------------------------------------------------------------------
  Total Expenses                                                                  254,031
  Less: Investment advisory and administration fee waiver (Note 3)                (64,441)
-----------------------------------------------------------------------------------------
  Net Expenses                                                                    189,590
-----------------------------------------------------------------------------------------
Net Investment Income                                                           1,328,806
-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 5):
  Realized Gain From Security Transactions (excluding short-term securities):
   Proceeds from sales                                                            820,000
   Cost of securities sold                                                        819,211
-----------------------------------------------------------------------------------------
  Net Realized Gain                                                                   789
-----------------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation (Note 1)                                185,181
-----------------------------------------------------------------------------------------
Net Gain on Investments                                                           185,970
-----------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                         $1,514,776
-----------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


 17 Intermediate Maturity California Municipals Fund | 2002 Semi-Annual Report
                                to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS


For the Six Months Ended May 31, 2002 (unaudited) and the Year Ended November 30, 2001

                                                       2002         2001
----------------------------------------------------------------------------
OPERATIONS:
  Net investment income                            $ 1,328,806  $ 1,831,087
  Net realized gain                                        789       61,825
  Increase in net unrealized appreciation              185,181      950,076
----------------------------------------------------------------------------
  Increase in Net Assets From Operations             1,514,776    2,842,988
----------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 4):
  Net investment income                             (1,327,863)  (1,841,535)
----------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                    (1,327,863)  (1,841,535)
----------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                  20,734,612   22,826,535
  Net asset value of shares issued for
   reinvestment of dividends                           726,223    1,178,900
  Cost of shares reacquired                         (4,237,094)  (8,873,028)
----------------------------------------------------------------------------
  Increase in Net Assets From
   Fund Share Transactions                          17,223,741   15,132,407
----------------------------------------------------------------------------
Increase in Net Assets                              17,410,654   16,133,860
NET ASSETS:
  Beginning of period                               52,542,648   36,408,788
----------------------------------------------------------------------------
  End of period*                                   $69,953,302  $52,542,648
----------------------------------------------------------------------------
* Includes undistributed net investment income of:     $43,974      $12,143
----------------------------------------------------------------------------


                      See Notes to Financial Statements.


 18 Intermediate Maturity California Municipals Fund | 2002 Semi-Annual Report
                                to Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



1. Significant Accounting Policies

Smith Barney Intermediate Maturity California Municipals Fund ("Fund") is a separate, non-diversified, investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and four other separate investment funds: Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Large Capitalization Growth Fund, Smith Barney Mid Cap Core Fund and Smith Barney S&P 500 Index Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) direct expenses are charged to the Fund and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ; and (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.


 19 Intermediate Maturity California Municipals Fund | 2002 Semi-Annual Report
                                to Shareholders

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and all discounts on all fixed-income securities. The Fund elected to adopt this requirement effective December 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the six months ended May 31, 2002, interest income increased by $2,497 and the change in net unrealized appreciation of investments decreased by $2,497. In addition, the Fund recorded an adjustment to increase the cost of securities and increase accumulated undistributed net investment income by $30,888 to reflect the cumulative effect of this change up to the date of the adoption.

2. Portfolio Concentration

Since the Fund invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.

3. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.30% of the average daily net assets. This fee is calculated daily and paid monthly. For the six months ended May 31, 2002, SBFM waived investment advisory fees of $38,665.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at the annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly. For the six months ended May 31, 2002, SBFM waived administration fees of $25,776.


 20 Intermediate Maturity California Municipals Fund | 2002 Semi-Annual Report
                                to Shareholders

Travelers Bank & Trust, fsb. ("TB&T"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the six months ended May 31, 2002, the Fund paid transfer agent fees of $4,154 to TB&T.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 2.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 1.00% on Class L shares, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in aggregate. These purchases do not incur an initial sales charge.

For the six months ended May 31, 2002, CDSCs paid to SSB were approximately $3,000 for Class L shares. In addition, for the six months ended May 31, 2002, SSB received sales charges of approximately $121,000 and $28,000 on sales of the Fund's Class A and L shares, respectively.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A and L shares, calculated at the annual rate of 0.15% of the average daily net assets for each class. In addition, the Fund pays a distribution fee with respect to its Class L shares calculated at the annual rate of 0.20%. For the six months ended May 31, 2002, total Distribution Plan fees were:

                                                        Class A       Class L
  ----------------------------------------------------------------------------
  Distribution Plan Fees                                $37,699        $18,083
  ---------------------------------------------------------------------------

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.


 21 Intermediate Maturity California Municipals Fund | 2002 Semi-Annual Report
                                to Shareholders

4. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

5. Investments

For the six months ended May 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-----------------------------------------------------------------------------
Purchases                                                         $19,694,328
-----------------------------------------------------------------------------
Sales                                                                 820,000
-----------------------------------------------------------------------------

At May 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-----------------------------------------------------------------------------
Gross unrealized appreciation                                     $2,792,369
Gross unrealized depreciation                                        (40,833)
-----------------------------------------------------------------------------
Net unrealized appreciation                                       $2,751,536
-----------------------------------------------------------------------------

6. Capital Loss Carryforwards

At November 30, 2001, the Fund had for Federal tax purposes approximately $1,365,000 of capital loss carryforwards available, subject to certain limitations, to offset future capital gains.To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below:

                                                2002     2003     2007     2008
---------------------------------------------------------------------------------
Capital Loss Carryforwards                    $595,000 $269,000 $216,000 $285,000
---------------------------------------------------------------------------------



 22 Intermediate Maturity California Municipals Fund | 2002 Semi-Annual Report
                                to Shareholders

7. Shares of Beneficial Interest

At May 31, 2002, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                  Six Months Ended           Year Ended
                                    May 31, 2002          November 30, 2001
                               ----------------------  ----------------------
                                 Shares      Amount      Shares      Amount
 -----------------------------------------------------------------------------
 Class A
 Shares sold                   2,019,412  $17,710,905  1,383,188  $12,181,029
 Shares issued on reinvestment    63,244      554,331    106,985      938,065
 Shares reacquired              (307,047)  (2,700,115)  (649,744)  (5,669,256)
 -----------------------------------------------------------------------------
 Net Increase                  1,775,609  $15,565,121    840,429  $ 7,449,838
 -----------------------------------------------------------------------------
 Class L
 Shares sold                     344,578  $ 3,023,707    526,281  $ 4,645,507
 Shares issued on reinvestment    11,767      103,088     17,340      152,145
 Shares reacquired               (95,352)    (836,979)   (80,561)    (703,772)
 -----------------------------------------------------------------------------
 Net Increase                    260,993  $ 2,289,816    463,060  $ 4,093,880
 -----------------------------------------------------------------------------
 Class Y
 Shares sold                          --  $        --    684,316  $ 5,999,999
 Shares issued on reinvestment     7,835       68,804     10,032       88,690
 Shares reacquired               (80,097)    (700,000)  (279,642)  (2,500,000)
 -----------------------------------------------------------------------------
 Net Increase (Decrease)         (72,262) $  (631,196)   414,706  $ 3,588,689
 -----------------------------------------------------------------------------


 23 Intermediate Maturity California Municipals Fund | 2002 Semi-Annual Report
                                to Shareholders

 FINANCIAL HIGHLIGHTS


For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class A Shares                   2002/(1)(2)/ 2001/(2)/  2000/(2)/  1999/(2)/   1998     1997
-----------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period                 $8.82      $8.58      $8.42      $8.85     $8.66    $8.55
-----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)(4)/       0.18       0.38       0.38       0.37      0.39     0.40
  Net realized and unrealized
   gain (loss)                        0.01       0.24       0.16      (0.43)     0.19     0.11
-----------------------------------------------------------------------------------------------
Total Income (Loss) From
 Operations                           0.19       0.62       0.54      (0.06)     0.58     0.51
-----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income              (0.18)     (0.38)     (0.38)     (0.37)    (0.39)   (0.40)
-----------------------------------------------------------------------------------------------
Total Distributions                  (0.18)     (0.38)     (0.38)     (0.37)    (0.39)   (0.40)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period       $8.83      $8.82      $8.58      $8.42     $8.85    $8.66
-----------------------------------------------------------------------------------------------
Total Return                          2.17%++    7.32%      6.64%     (0.70)%    6.78%    6.13%
-----------------------------------------------------------------------------------------------
Net Assets,
 End of Period (000s)              $54,770    $39,041    $30,800    $29,522   $28,303  $25,630
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)/                       0.57%+     0.65%      0.77%      0.84%     0.75%    0.75%
  Net investment income/(4)/          4.19+      4.33       4.58       4.27      4.45     4.65
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                  1%         4%         8%        29%        8%       9%
-----------------------------------------------------------------------------------------------

(1) For the six months ended May 31, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) The investment adviser and administrator waived all or a part of the fees for the six months ended May 31, 2002 and the five years ended November 30, 2001. If such fees were not waived, the per share effect on net investment income and the actual expense ratios would have been as follows:

                                                       Expense Ratios
              Per Share Decreases to                Without Fee Waivers
               Net Investment Income                 and Reimbursements
        ----------------------------------- ------------------------------------
        2002  2001  2000  1999  1998  1997   2002  2001  2000  1999  1998  1997
        ----- ----- ----- ----- ----- ----- -----  ----- ----- ----- ----- -----
Class A $0.01 $0.01 $0.02 $0.02 $0.02 $0.03 0.77%+ 0.85% 0.97% 1.05% 1.00% 1.12%

(4) Without the adoption of the change in accounting method discussed in Note
    1, for the six months ended May 31, 2002, the change to net investment income and the ratio of net investment income to average net assets was less than $0.01 and 0.01%, respectively. Per share, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


 24 Intermediate Maturity California Municipals Fund | 2002 Semi-Annual Report
                                to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class L Shares                      2002/(1)(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/ 1998/(3)/  1997
------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period                    $8.81      $8.58     $8.42     $8.84     $8.65    $8.54
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(4)(5)/          0.17       0.36      0.37      0.35      0.37     0.38
  Net realized and unrealized
   gain (loss)                           0.01       0.23      0.16     (0.42)     0.19     0.11
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations      0.18       0.59      0.53     (0.07)     0.56     0.49
------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                 (0.17)     (0.36)    (0.37)    (0.35)    (0.37)   (0.38)
------------------------------------------------------------------------------------------------
Total Distributions                     (0.17)     (0.36)    (0.37)    (0.35)    (0.37)   (0.38)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period          $8.82      $8.81     $8.58     $8.42     $8.84    $8.65
------------------------------------------------------------------------------------------------
Total Return                             2.06%++    6.97%     6.42%    (0.79)%    6.57%    5.92%
------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)      $11,813     $9,497    $5,277    $5,144    $5,260   $3,419
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(4)/                          0.77%+     0.89%     0.98%     1.01%     0.97%    0.96%
  Net investment income/(5)/             3.91+      4.08      4.38      4.09      4.22     4.44
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     1%         4%        8%       29%        8%       9%
------------------------------------------------------------------------------------------------

(1) For the six months ended May 31, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed Class L shares.
(4) The investment adviser and administrator waived all or a part of the fees for the six months ended May 31, 2002 and the five years ended November 30, 2001. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                                                       Expense Ratios
              Per Share Decreases to                Without Fee Waivers
               Net Investment Income                 and Reimbursements
        ----------------------------------- ------------------------------------
        2002  2001  2000  1999  1998  1997   2002  2001  2000  1999  1998  1997
        ----- ----- ----- ----- ----- ----- ------ ----- ----- ----- ----- -----
Class L $0.01 $0.01 $0.02 $0.02 $0.02 $0.03 0.97%+ 1.09% 1.18% 1.22% 1.21% 1.33%

(5) Without the adoption of the change in the accounting method discussed in
    Note 1, for the six months ended May 31, 2002, the change to net investment income and the ratio of net investment income to average net assets was less than $0.01 and 0.01%, respectively. Per share, ratios and supplemental data for the periods to December 1, 2001 have not been restated to reflect this change in presentation.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


 25 Intermediate Maturity California Municipals Fund | 2002 Semi-Annual Report
                                to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class Y Shares                             2002/(1)(2)/  2001/(2)/  2000/(2)/  1999/(2)/  1998   1997
------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period                          $8.83       $8.60      $8.44      $8.86    $8.66  $8.56
------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)(4)/                0.19        0.40       0.40       0.39     0.41   0.41
  Net realized and unrealized gain (loss)      0.01        0.23       0.16      (0.42)    0.19   0.11
------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.20        0.63       0.56      (0.03)    0.60   0.52
------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.19)      (0.40)     (0.40)     (0.39)   (0.40) (0.42)
------------------------------------------------------------------------------------------------------
Total Distributions                           (0.19)      (0.40)     (0.40)     (0.39)   (0.40) (0.42)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $8.84       $8.83      $8.60      $8.44    $8.86  $8.66
------------------------------------------------------------------------------------------------------
Total Return                                   2.26%++     7.41%      6.82%     (0.40)%   7.09%  6.20%
------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $3,370      $4,005       $332       $311     $312   $292
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)/                                0.39%+      0.37%      0.59%      0.65%    0.57%  0.56%
  Net investment income/(4)/                   4.33+       4.47       4.76       4.46     4.62   4.84
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           1%          4%         8%        29%       8%     9%
------------------------------------------------------------------------------------------------------

(1) For the six months ended May 31, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) The investment adviser and administrator waived all or a part of the fees for the six months ended May 31, 2002 and the five years ended November 30, 2001. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                                                       Expense Ratios
              Per Share Decreases to                Without Fee Waivers
               Net Investment Income                 and Reimbursements
        ----------------------------------- ------------------------------------
        2002  2001  2000  1999  1998  1997   2002  2001  2000  1999  1998  1997
        ----- ----- ----- ----- ----- ----- ------ ----- ----- ----- ----- -----
Class Y $0.01 $0.01 $0.02 $0.02 $0.02 $0.03 0.59%+ 0.57% 0.79% 0.86% 0.82% 0.94%

(4) Without the adoption of the change in the accounting method discussed in
    Note 1, for the six months ended May 31, 2002, the change to net investment income and the ratio of net investment income to average net assets was less than $0.01 and 0.01%, respectively. Per share, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


 26 Intermediate Maturity California Municipals Fund | 2002 Semi-Annual Report
                                to Shareholders

                                  SMITH BARNEY
                INTERMEDIATE MATURITY CALIFORNIA MUNICIPALS FUND



              TRUSTEES                            INVESTMENT ADVISER

              Herbert Barg                        Smith Barney Fund
              Alfred J. Bianchetti                  Management LLC
              Dwight B. Crane
              Burt N. Dorsett                     DISTRIBUTOR
              Elliot S. Jaffe
              Stephen E. Kaufman                  Salomon Smith Barney Inc.
              Joseph J. McCann
              Heath B. McLendon,                  CUSTODIAN
                Chairman
              Cornelius C. Rose, Jr.              State Street Bank and
                                                    Trust Company

              OFFICERS                            TRANSFER AGENT

              Heath B. McLendon                   Travelers Bank & Trust, fsb.
              President and                       125 Broad Street, 11th Floor
              Chief Executive Officer             New York, New York 10004

              Lewis E. Daidone                    SUB-TRANSFER AGENT
              Senior Vice President
              and Chief                           PFPC Global Fund Services
              Administrative Officer              P.O. Box 9699
                                                  Providence, Rhode Island
              Richard L. Peteka                   02940-9699
              Chief Financial Officer
              and Treasurer

              Joseph P. Deane
              Vice President and
              Investment Officer

              Kaprel Ozsolak
              Controller

              Christina T. Sydor
              Secretary

  Smith Barney Intermediate Maturity
  California Municipals Fund




  This report is submitted for general information of the shareholders of Smith Barney Investment Trust -- Smith Barney Intermediate Maturity California Municipals Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after August 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY INTERMEDIATE MATURITY CALIFORNIA MUNICIPALS FUND
  Smith Barney Mutual Funds
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004

  For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds


  Salomon Smith Barney
  ---------------------------
  A member of citigroup[LOGO]


 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD2400 7/02

              --------------------------------------------------
                                 SMITH BARNEY
                                 INTERMEDIATE
                               MATURITY NEW YORK
                                MUNICIPALS FUND
              --------------------------------------------------

                      SEMI-ANNUAL REPORT  |  MAY 31, 2002



[LOGO]Smith Barney
Mutual Funds
Your Serious Money. Professionally Managed./SM/

           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

[PHOTO]
HEATH B. MCLENDON
Chairman

[PHOTO]
JOSEPH P. DEANE
Vice President and
Investment Officer

Dear Shareholder:
We are pleased to present the semi-annual report for the Smith Barney Intermediate Maturity New York Municipals Fund ("Fund") for the period ended May 31, 2002. In this report, we have summarized what we believe to be the period's prevailing economic and market conditions and outlined the investment team's portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update
For the six months ended May 31, 2002, the Fund's Class A shares, without sales charges, returned 2.73%. In comparison, the Lehman Brothers Municipal Bond Index/1/ returned 2.56% and the Lipper New York Intermediate Municipal Debt Funds Average ("Lipper Funds Average")/2/ returned 2.56% for the same period. Past performance is not indicative of future results.

The Fund paid dividends totaling $0.18 per Class A share during the reporting period. As of May 31, 2002, 96.8% of the Fund's assets were invested in investment-grade bonds/3/ with 65.1% invested in AAA/Aaa bonds. The industry breakdown, as a percentage of total investments, included: general obligation bonds (22.1%), education (19.5%) and transportation (14.4%).

Investment Objective
The Fund seeks to provide New York investors with as high a level of current income exempt from federal income taxes and New York State and New York City income taxes as is consistent with the preservation of principal./4/ Under

--------
1The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.
2Lipper is an independent mutual fund tracking organization. The Lipper Funds
 Average is composed of the Fund's peer group of mutual funds. 3Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors
 Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.
4Certain investors may be subject to the Federal Alternative Minimum Tax
 ("AMT"), and state and local taxes may apply. Capital gains, if any, are fully taxable.

 1 Intermediate Maturity New York Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders
normal conditions, the Fund invests at least 80% of its assets in investment-grade New York municipal securities or other investments with similar economic characteristics the income from which is exempt from regular federal income taxes and New York State and New York City personal income taxes.

Market Review
We believe that the depressed economic conditions that persisted throughout the reporting period were directly related to corporate accounting problems. Since late last year, CEOs and CFOs have been on their best behavior in terms of putting out earnings statements because they do not want to be dragged down into this accounting morass. We believe this nervousness has created a drag on the economy. Companies have been relatively conservative in terms of putting out their quarterly earnings numbers and probably will remain conservative for the remainder of 2002.

The fixed income market, including corporate and tax-exempt bonds, generally remained strong during the period. A flight to quality, in which investors reallocate to what they consider to be more conservative investments, clearly boosted bond market returns during the period.

New York Highlights
We believe New York State has a very broad and well-diversified economy. Strong fiscal discipline and healthy economic growth have improved the State's creditworthiness dramatically over the past several years. In February, for example, Standard & Poor's Ratings Service/5/ reaffirmed the State's AA rating, its strongest rating in more than 23 years, according to the Governor's office. Additionally, the State has managed to produce an operating surplus for the past five years.

Still, we believe New York may continue to face many challenges going forward, as the State deals with the effects of a downturn in the national economy and the effects of the September 11th attacks. Almost 132,000 jobs were lost in the State between December 2000 and December 2001, according to the New York State Department of Labor.

In fact, the complete cost of the events of September 11th cannot be fully assessed at this point. State tax revenues were already under pressure because of stagnating economic growth, decreases in employment and a decline in personal

--------
5 Standard & Poor's Ratings Service is a major credit rating agency.


 2 Intermediate Maturity New York Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders
income before the terrorist attacks. In our view, it is important for the State to continue to enact fiscally conservative measures until these issues can be resolved and the costs associated with September 11th can be fully quantified. As the U.S. economy improves, these conservative fiscal measures should help New York improve as well.

Recently-released job figures offer some encouragement. Although private sector employment levels were down 3.3% in May 2002 versus the same period last year, the data marks an improvement from February, when employment levels dropped 4.3%, according to New York Labor Department statistics. Private employment levels in New York State were down 1.7% in May 2002 versus the same period in 2001, according to the New York Labor Department. National employment levels dropped 1.6% during the same period.

Market Outlook
Although many investors anticipated a hike in the federal funds rate ("fed funds rate")/6/ some time during the first five months of 2002, the rate remained unchanged. We believe the Federal Open Market Committee ("FOMC")/7/ will wait until several developments materialize before raising short-term interest rates. Specifically, we believe the FOMC will wait until:

    1) the economy is out of the doldrums and is clearly on a path toward a solid economic recovery, and

    2) the tremendous amount of money that has accumulated in money market funds and CDs during the past several years begins flowing back into longer-term bonds, the stock market and the real economy.

Although some economists insist that any economic recovery will be slow and painful, we do not share their pessimism for several reasons. First, we believe the current economic slowdown was not caused by a drop in consumer spending but rather by enormous cutbacks in capital spending by corporations. Secondly, economic slowdowns in the past have typically been driven by the FOMC tightening its monetary policy (raising rates) and a slowdown in consumer spending. But during this economic slowdown we have seen the opposite -- strong consumer spending combined with a tremendous amount of interest rate lowering from the FOMC, especially after September 11th.

--------
6The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
7The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.


 3 Intermediate Maturity New York Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

Therefore, we believe the economy will rebound at some point in the future, when more companies begin reporting positive cash flows and when corporate spending picks up. In general, we think the economy will continue to limp along for three or four more months before this emerging recovery gains momentum. Additionally, we believe that the recovery will prove to be significantly stronger than most people expect. In our view, when corporate spending returns, it is going to come back with a vengeance.

We anticipate taking a somewhat more conservative and defensive stance for the Fund going forward.

Thank you for your investment in the Smith Barney Intermediate Maturity New York Municipals Fund.

Sincerely,

/s/ Heath B. McLendon     /s/ Joseph P. Deane
Heath B. McLendon         Joseph P. Deane
Chairman                  Vice President and
                          Investment Officer
June 21, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 9 through 13 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of May 31, 2002 and is subject to change.



 4 Intermediate Maturity New York Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES


                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain     Total
Period Ended          of Period of Period Dividends Distributions Returns/(1)+/
-------------------------------------------------------------------------------
5/31/02                 $8.70     $8.76     $0.18       $0.00         2.73%++
------------------------------------------------------------------------------
11/30/01                 8.46      8.70      0.37        0.00         7.24
------------------------------------------------------------------------------
11/30/00                 8.28      8.46      0.39        0.00         7.04
------------------------------------------------------------------------------
11/30/99                 8.76      8.28      0.38        0.00        (1.18)
------------------------------------------------------------------------------
11/30/98                 8.57      8.76      0.40        0.00         7.01
------------------------------------------------------------------------------
11/30/97                 8.47      8.57      0.41        0.00         6.23
------------------------------------------------------------------------------
11/30/96                 8.48      8.47      0.41        0.00         4.85
------------------------------------------------------------------------------
11/30/95                 7.80      8.48      0.41        0.00        14.31
------------------------------------------------------------------------------
11/30/94                 8.54      7.80      0.40        0.02        (3.97)
------------------------------------------------------------------------------
11/30/93                 8.18      8.54      0.40        0.02         9.76
------------------------------------------------------------------------------
Inception* - 11/30/92    7.90      8.18      0.38        0.00         8.59++
------------------------------------------------------------------------------
Total                                       $4.13       $0.04
------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS L SHARES

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain     Total
Period Ended          of Period of Period Dividends Distributions Returns/(1)+/
-------------------------------------------------------------------------------
5/31/02                 $8.69     $8.76     $0.16       $0.00         2.71%++
------------------------------------------------------------------------------
11/30/01                 8.46      8.69      0.35        0.00         6.87
------------------------------------------------------------------------------
11/30/00                 8.27      8.46      0.37        0.00         6.97
------------------------------------------------------------------------------
11/30/99                 8.76      8.27      0.36        0.00        (1.49)
------------------------------------------------------------------------------
11/30/98                 8.57      8.76      0.38        0.00         6.79
------------------------------------------------------------------------------
11/30/97                 8.47      8.57      0.39        0.00         6.00
------------------------------------------------------------------------------
11/30/96                 8.48      8.47      0.39        0.00         4.64
------------------------------------------------------------------------------
Inception* - 11/30/95    7.87      8.48      0.38        0.00        13.01++
------------------------------------------------------------------------------
Total                                       $2.78       $0.00
------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.



 5 Intermediate Maturity New York Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

 AVERAGE ANNUAL TOTAL RETURNS+


                                              Without Sales Charges/(1)/
                                              -------------------------
                                              Class A       Class L
------------------------------------------------------------------------
Six Months Ended 5/31/02++                     2.73%         2.71%
-----------------------------------------------------------------------
Year Ended 5/31/02                             5.57          5.29
-----------------------------------------------------------------------
Five Years Ended 5/31/02                       5.46          5.24
-----------------------------------------------------------------------
Ten Years Ended 5/31/02                        5.83           N/A
-----------------------------------------------------------------------
Inception* through 5/31/02                     5.90          6.01
-----------------------------------------------------------------------

                                              With Sales Charges/(2)/
                                              -------------------------
                                              Class A       Class L
------------------------------------------------------------------------
Six Months Ended 5/31/02++                     0.65%         0.66%
-----------------------------------------------------------------------
Year Ended 5/31/02                             3.41          3.21
-----------------------------------------------------------------------
Five Years Ended 5/31/02                       5.04          5.04
-----------------------------------------------------------------------
Ten Years Ended 5/31/02                        5.62           N/A
-----------------------------------------------------------------------
Inception* through 5/31/02                     5.70          5.87
-----------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+

                                              Without Sales Charges/(1)/
------------------------------------------------------------------------
Class A (5/31/92 through 5/31/02)                       76.18%
----------------------------------------------------------------------
Class L (Inception* through 5/31/02)                    54.84
----------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 2.00% and 1.00%, respectively. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
  ++ Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A and L shares are December 31, 1991 and December 5, 1994, respectively.


 6 Intermediate Maturity New York Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


 Growth of $10,000 Invested in Class A Shares of the Smith Barney Intermediate
  Maturity New York Municipals Fund vs. Lehman Brothers Municipal Bond Index and Lipper New York Intermediate Municipal Debt Funds Average+

--------------------------------------------------------------------------------

                             May 1992 -- May 2002

                             [CHART}

          Smith Barney       Lehman     Lipper New York
          Intermediate      Brothers     Intermediate
       Maturity New York    Municipal   Municipal Debt
        Municipals Fund    Bond Index    Funds Average
       -----------------   ----------   ---------------
5/92        9,803             10,000        10,000
11/92      10,321             10,521        10,457
11/93      11,328             11,688        11,377
11/94      10,878             11,074        10,990
11/95      12,435             13,167        12,523
11/96      13,038             13,941        13,097
11/97      13,850             14,941        13,833
11/98      14,821             16,100        14,295
11/99      14,646             15,928        14,578
11/00      15,677             17,231        15,551
11/01      16,812             17,893        16,692
5/02       17,271             18,351        17,119


+ Hypothetical illustration of $10,000 invested in Class A shares on May 31,
  1992, assuming deduction of the maximum 2.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through May 31, 2002. The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper New York Intermediate Municipal Debt Funds Average is an average of the Fund's peer group of mutual funds (18 funds as of May 31, 2002) investing in intermediate maturity New York tax-exempt bonds. The performance of the Fund's other class may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



 7 Intermediate Maturity New York Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

 PORTFOLIO HIGHLIGHTS (UNAUDITED)



                              INDUSTRY BREAKDOWN*
--------------------------------------------------------------------------------
                                    [CHART]

           General Obligation                             22.1%
           Government Facilities                           2.2%
           Hospitals                                       4.9%
           Industrial Development                          7.0%
           Other                                           9.9%
           Utilities                                       3.4%
           Transportation                                 14.4%
           Finance                                         6.1%
           Water and Sewer                                 9.3%
           Housing: Multi-Family                           1.2%
           Education                                      19.5%

                  SUMMARY OF INVESTMENTS BY COMBINED RATINGS*

                                 Standard &   Percentage of
                  Moody's and/or   Poor's   Total Investments
                  -------------------------------------------
                   Aaa              AAA            65.1%
                    Aa              AA             17.0
                    A                A              8.8
                   Baa              BBB             5.9
                    Ba              BB              0.4
                  VMIG 1            A-1             1.6
                    NR              NR              1.2
                                                  -----
                                                  100.0%
                                                  =====

--------
* As a percentage of total investments. All information is as of May 31, 2002. Please note that Fund holdings are subject to change.


 8 Intermediate Maturity New York Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED)                   MAY 31, 2002


   FACE
  AMOUNT   RATING(a)                          SECURITY                              VALUE
---------------------------------------------------------------------------------------------
Education -- 19.5%
$1,000,000 AA-       City University of New York, COP, John Jay College,
                      6.000% due 8/15/06                                         $  1,108,210
   710,000 A-        Hempstead Town Industrial Development Agency, Adelphi
                      University, Civic Facility Revenue, 5.250% due 2/1/14           736,952
   860,000 Aaa*      Huntington Union Free School District, FGIC-Insured,
                      5.500% due 7/15/11                                              951,418
                     Monroe County Industrial Development Agency, Civic Facility
                      Revenue, Nazareth College, (Rochester Project),
                      MBIA-Insured:
   400,000 Aaa*         4.000% due 10/1/10                                            399,700
   415,000 Aaa*         4.000% due 10/1/11                                            411,157
   435,000 Aaa*         4.125% due 10/1/12                                            431,550
                     Nassau County Industrial Development Agency, Civic Facility
                      Revenue, Refunded, (Hofstra University Project),
                      MBIA-Insured:
 1,250,000 AAA          5.250% due 7/1/13                                           1,349,125
 2,000,000 AAA          5.250% due 7/1/14                                           2,165,640
 2,000,000 AAA       New York Educational Construction Fund, Series A,
                      MBIA-Insured, 6.500% due 4/1/04                               2,148,980
                     New York State Dormitory Authority, Revenue Bonds:
 2,000,000 AAA         City University System, Consolidated Second General
                        Resolution, FGIC-Insured, 5.000% due 7/1/16                 2,043,900
   640,000 Aaa*        New York Law School, AMBAC-Insured,
                        5.200% due 7/1/08                                             694,298
 1,370,000 AAA         NYSARC, Inc., Series A, FSA-Insured, 5.000% due 7/1/12       1,445,391
 2,400,000 AAA         Refunded, City University, AMBAC-Insured,
                        5.750% due 7/1/12                                           2,698,680
 1,100,000 AA          Saint Thomas Aquinas, 5.000% due 7/1/14                      1,121,175
   500,000 AAA         Siena College, MBIA-Insured, 5.000% due 7/1/10                 533,480
   725,000 AAA         Yeshiva University, AMBAC-Insured, 5.375% due 7/1/15           768,471
---------------------------------------------------------------------------------------------
                                                                                   19,008,127
---------------------------------------------------------------------------------------------
Finance -- 6.1%
                     City of Troy Municipal Assistance Corp., MBIA-Insured:
                       Series A:
 1,080,000 AAA          5.000% due 1/15/08                                          1,156,162
 1,100,000 AAA          5.000% due 1/15/16                                          1,121,021
 1,990,000 AAA         Series B, zero coupon due 1/15/19                              870,506
                     New York City Transitional Finance Authority Revenue,
                      Future Tax Secured:
 1,600,000 AAA          Series B, MBIA-Insured, 5.250% due 5/1/12                   1,730,880
 1,000,000 AA+          Series C, 5.375% due 2/1/15                                 1,058,210
---------------------------------------------------------------------------------------------
                                                                                    5,936,779
---------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


 9 Intermediate Maturity New York Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)         MAY 31, 2002


   FACE
  AMOUNT    RATING(a)                          SECURITY                             VALUE
---------------------------------------------------------------------------------------------
General Obligation -- 22.1%
                      Buffalo GO:
$   575,000 AAA         General Improvements, Series A, FSA-Insured,
                         4.500% due 11/15/14                                     $    570,659
  1,390,000 AAA         Parking Revenue, Series C, FSA-Insured,
                         4.500% due 11/15/14                                        1,379,506
  1,540,000 AAA         Series B, 4.750% due 2/1/16                                 1,535,318
  1,000,000 AAA       Erie County Public Improvement Project GO, Series A,
                       FGIC-Insured, 5.750% due 10/1/11                             1,111,490
  1,000,000 AA-       Monroe County Public Improvement Project GO, Series A,
                       6.000% due 3/1/18                                            1,134,980
  1,000,000 AAA       Nassau County GO, Combined Sewer District, Series E,
                       MBIA-Insured, 5.400% due 5/1/10                              1,088,390
                      New York City GO:
  2,000,000 A           Series A, 7.000% due 8/1/04                                 2,174,860
  1,000,000 AAA         Series B, MBIA-IBC, 4.900% due 8/1/09                       1,056,750
    200,000 A-1+        Series B-2, MBIA-Insured, 1.550% due 8/15/09 (b)              200,000
    100,000 A-1+        Series B-5, MBIA-Insured, 1.550% due 8/15/22 (b)              100,000
    200,000 A-1+        Subseries A-4, 1.500% due 8/1/23 (b)                          200,000
    200,000 A-1+        Subseries A-7, 1.600% due 8/1/19 (b)                          200,000
    100,000 A-1+        Subseries B-3, 1.400% due 8/15/18 (b)                         100,000
    435,000 AAA       Niagara County GO, Environmental Infrastructure, Series A,
                       MBIA-Insured, 5.250% due 8/15/13                               468,978
    275,000 Aaa*      North Hempstead GO, FGIC-Insured, 5.000% due 5/15/12            291,808
    630,000 Aaa*      Nyack Union Free School District GO, FGIC-Insured,
                       5.250% due 12/15/15                                            681,471
                      Pulaski Center School District GO, FGIC-Insured:
    445,000 Aaa*        5.000% due 6/15/11                                            475,309
    780,000 Aaa*        5.000% due 6/15/12                                            831,285
                      Roslyn Union Free School District GO:
    750,000 Aa2*        4.250% due 10/15/10                                           766,935
    940,000 Aa2*        4.250% due 10/15/11                                           953,179
    930,000 Aa2*        4.250% due 10/15/12                                           935,822
  1,880,000 AAA       Suffolk County Public Improvement GO, Refunded, Series A,
                       MBIA-Insured, 5.250% due 4/1/13                              2,023,312
                      Yonkers GO, FGIC-Insured:
  1,125,000 AAA         Series A, 5.000% due 9/1/14                                 1,159,346
  2,050,000 AAA         Series C, 5.000% due 6/1/15                                 2,102,911
---------------------------------------------------------------------------------------------
                                                                                   21,542,309
---------------------------------------------------------------------------------------------
Government Facilities -- 2.2%
  1,900,000 AA-       New York State Urban Development, Correctional Facilities,
                       Series A, 6.500% due 1/1/09                                  2,181,523
---------------------------------------------------------------------------------------------
Hospitals -- 4.9%
    500,000 AAA       East Rochester New York Housing Authority Revenue, North
                       Park Nursing Home, GNMA-Collateralized,
                       4.350% due 10/20/11                                            501,505


                      See Notes to Financial Statements.


10 Intermediate Maturity New York Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)         MAY 31, 2002


   FACE
  AMOUNT   RATING(a)                          SECURITY                              VALUE
---------------------------------------------------------------------------------------------
Hospitals -- 4.9% (continued)
                     New York State Dormitory Authority, Revenue Bonds:
$1,000,000 AA-         Mental Health Services Facilities Improvement,
                        6.000% due 2/15/12                                       $  1,131,840
 1,500,000 AAA         Municipal Health Facility Improvement Program, Series 1,
                        FSA-Insured, 5.500% due 1/15/14                             1,618,005
   500,000 Ba3*        Nyack Hospital, Series A, 6.250% due 7/1/13                    409,985
 1,000,000 AAA         Presbyterian Hospital, Series A, AMBAC/FHA-Insured,
                        5.500% due 2/15/07                                          1,091,260
---------------------------------------------------------------------------------------------
                                                                                    4,752,595
---------------------------------------------------------------------------------------------
Housing: Multi-Family -- 1.2%
 1,000,000 AAA       New York State Housing Corp., (Battery Park City Project),
                      6.000% due 11/1/03                                            1,034,380
    95,000 NR        North Tonawanda Housing Development Corp., Mortgage
                      Revenue, Bishop Gibbons, Series B, FHA-Insured,
                      6.350% due 12/15/02                                              96,670
---------------------------------------------------------------------------------------------
                                                                                    1,131,050
---------------------------------------------------------------------------------------------
Industrial Development -- 7.0%
   535,000 A         Amherst Industrial Development Agency, Lease Revenue,
                      Multi-Surface Rink Complex, Series A, (Escrowed to
                      maturity with U.S. government securities),
                      5.050% due 10/1/05 (c)                                          576,971
   500,000 Baa1*     New York City IDA, Civil Facilities Revenue, (YMCA Greater
                      NY Project), 6.000% due 8/1/07                                  540,335
   600,000 AAA       New York City Industrial Development Agency, Civic Facility
                      Revenue, (New York University Project), AMBAC-Insured,
                      4.125% due 7/1/11                                               600,210
   605,000 AA-       Onondaga County IDA, (Syracuse Home Association Project),
                      5.000% due 12/1/13                                              612,091
 1,000,000 A         Syracuse IDA, Civic Facilities Revenue, (Crouse Health Inc.
                      Project), 5.000% due 1/1/10                                     999,960
                     Troy New York IDA, Civic Facility Revenue, Rensselaer
                      Polytechnic Institution, Series A:
 1,150,000 A+           5.500% due 9/1/11                                           1,256,973
 1,100,000 A+           5.500% due 9/1/12                                           1,209,274
 1,000,000 A+           5.500% due 9/1/13                                           1,090,680
---------------------------------------------------------------------------------------------
                                                                                    6,886,494
---------------------------------------------------------------------------------------------
Life Care Systems -- 0.5%
   460,000 AA        New York State Dormitory Authority Revenue, Hebrew Home
                      for the Aged, FHA-Insured, 5.625% due 2/1/17                    476,335
---------------------------------------------------------------------------------------------
Miscellaneous -- 8.6%
 1,680,000 BBB+      Albany Parking Authority Revenue, Series B,
                      5.250% due 10/15/12                                           1,716,254


                      See Notes to Financial Statements.


11 Intermediate Maturity New York Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)         MAY 31, 2002


   FACE
  AMOUNT   RATING(a)                           SECURITY                              VALUE
----------------------------------------------------------------------------------------------
Miscellaneous -- 8.6% (continued)
$  500,000 A         Capital District Youth Center, Lease Revenue, LOC-Keybank,
                      6.000% due 2/1/17                                           $    516,260
                     New York City Transitional Finance Authority Revenue:
 1,450,000 AA+         Future Tax Secured, Series A, 4.750% due 11/15/16             1,445,462
   500,000 A-1+        Series B, 1.500% due 2/1/31 (b)                                 500,000
 1,395,000 AAA       Suffolk County Judicial Facilities Agency, Service Agreement
                      Revenue, John P. Cohalan Complex, AMBAC-Insured,
                      5.750% due 10/15/11                                            1,546,496
                     Virgin Islands Public Finance Authority Revenue, Series A:
 1,580,000 BBB-        5.300% due 10/1/11                                            1,669,633
 1,000,000 BBB-        5.500% due 10/1/13                                            1,051,260
----------------------------------------------------------------------------------------------
                                                                                     8,445,365
----------------------------------------------------------------------------------------------
Pollution Control -- 0.8%
   750,000 BBB       Essex County Industrial Development Agency, PCR,
                      5.700% due 7/1/16 (d)                                            755,745
----------------------------------------------------------------------------------------------
Transportation -- 14.4%
 3,000,000 AAA       Metropolitan Transit Authority New York, Dedicated Tax Fund,
                      Series A, FGIC-Insured, 5.250% due 11/15/11                    3,262,950
                     New York State Thruway Authority:
 1,545,000 AA-         General Revenue, Series E, 5.000% due 1/1/16                  1,573,211
                       Highway & Bridge Transportation Fund:
 1,000,000 AAA          Series A, FGIC-Insured, 5.500% due 4/1/16                    1,074,510
 1,500,000 AAA          Series B, MBIA-Insured, 5.250% due 4/1/11                    1,630,005
 1,600,000 AAA       Niagara Falls Bridge Commission, Toll Revenue, Series B,
                      FGIC-Insured, 5.250% due 10/1/15                               1,727,504
                     Port Authority of New York & New Jersey Special Obligation
                      Revenue, JFK International Airport Terminal 6,
                      MBIA-Insured:
 1,000,000 AAA          6.000% due 12/1/07                                           1,119,090
   415,000 AAA          6.250% due 12/1/10                                             472,996
 1,000,000 NR           6.750%, due 10/1/11 (d)                                      1,055,520
 2,000,000 AA        Triborough Bridge & Tunnel Authority Revenue, General
                      Purpose, Series A, 5.250% due 1/1/14                           2,121,940
----------------------------------------------------------------------------------------------
                                                                                    14,037,726
----------------------------------------------------------------------------------------------
Utilities -- 3.4%
                     Long Island Power Authority, Electric System Revenue:
 1,000,000 AAA         FSA-Insured, 5.000% due 12/1/15                               1,029,850
 2,000,000 AAA         MBIA-Insured, 5.250% due 4/1/10                               2,136,940
   200,000 A-1+        Subseries 1B, Remarketed 5/23/01, 1.500% due 5/1/33 (b)         200,000
----------------------------------------------------------------------------------------------
                                                                                     3,366,790
----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


12 Intermediate Maturity New York Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)         MAY 31, 2002


   FACE
  AMOUNT   RATING(a)                          SECURITY                             VALUE
-------------------------------------------------------------------------------------------
Water and Sewer -- 9.3%
                     New York City Municipal Water Finance Authority:
$3,250,000 AAA         Series D, MBIA-Insured, 5.000% due 6/15/15               $ 3,337,067
   100,000 A-1+        Water & Sewer System Revenue, Series A, FGIC-Insured,
                        1.500% due 6/15/25 (b)                                      100,000
                     New York State Environmental Facility Corp., Clean Water &
                      Drinking:
 1,900,000 AAA          Series C, 5.250% due 6/15/14                              2,020,688
 1,000,000 AAA          Series F, 5.250% due 6/15/14                              1,052,800
 1,390,000 AAA       Suffolk County Southwest Sewer District GO, MBIA-Insured,
                      6.000% due 2/1/07                                           1,547,487
 1,000,000 AAA       Suffolk County Water Authority, Waterworks Revenue,
                      MBIA-Insured, 5.100% due 6/1/09                             1,078,500
-------------------------------------------------------------------------------------------
                                                                                  9,136,542
-------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $93,984,855**)                                    $97,657,380
-------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(c) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the investment adviser to be triple-A rated even if the issuer has not applied for new ratings.
(d) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
**  Aggregate cost for Federal income tax purposes is substantially the same.


    See pages 14 and 15 for definitions of ratings and certain security descriptions.


                      See Notes to Financial Statements.


13 Intermediate Maturity New York Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

 BOND RATINGS (UNAUDITED)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA   --Bonds rated "AAA" have the highest rating assigned by Standard &
        Poor's. Capacity to pay interest and repay principal is extremely strong.
AA    --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A     --Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB   --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B," where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa   --Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    --Bonds rated "Aa" are judged to be of high quality by all standards.
        Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A     --Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa   --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba    --Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B     --Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

NR    --Indicates that the bond is not rated by Standard & Poor's or Moody's.


14 Intermediate Maturity New York Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

 SHORT-TERM SECURITY RATINGS (UNAUDITED)


A-1   --Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1--Moody's highest rating for issues having a demand feature -- VRDO.
P-1   --Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

 SECURITY DESCRIPTIONS (UNAUDITED)

ABAG    --Association of Bay Area Governments
AIG     --American International Guaranty
AMBAC   --American Municipal Bond Assurance Corporation
BIG     --Bond Investors Guaranty
CGIC    --Capital Guaranty Insurance Company
COP     --Certificate of Participation
EDA     --Economic Development Authority
FGIC    --Financial Guaranty Insurance Company
FHA     --Federal Housing Administration
FHLMC   --Federal Home Loan Mortgage Corporation
FLAIRS  --Floating Adjustable Interest Rate Securities
FNMA    --Federal National Mortgage Association
FSA     --Financial Security Assurance
GIC     --Guaranteed Investment Contract
GNMA    --Government National Mortgage Association
GO      --General Obligation
HFA     --Housing Finance Authority
IDA     --Industrial Development Authority
IDB     --Industrial Development Board
IDR     --Industrial Development Revenue
INFLOS  --Inverse Floaters
LOC     --Letter of Credit
MBIA    --Municipal Bond Investors Assurance Corporation
MBIA-IBC--Municipal Bond Investors Assurance Corporation Insured Bond
          Certificates
MVRICS  --Municipal Variable Rate Inverse Coupon Security
PCR     --Pollution Control Revenue
RIBS    --Residual Interest Bonds
VA      --Veterans Administration
VRDD    --Variable Rate Daily Demand
VRWE    --Variable Rate Wednesday Demand


15 Intermediate Maturity New York Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)         MAY 31, 2002


ASSETS:
  Investments, at value (Cost -- $93,984,855)                        $97,657,380
  Interest receivable                                                  1,453,193
--------------------------------------------------------------------------------
  Total Assets                                                        99,110,573
--------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                      333,072
  Payable to bank                                                         41,855
  Administration fee payable                                              32,842
  Investment advisory fee payable                                         26,912
  Distribution fees payable                                                6,816
  Accrued expenses                                                        29,711
--------------------------------------------------------------------------------
  Total Liabilities                                                      471,208
--------------------------------------------------------------------------------
Total Net Assets                                                     $98,639,365
--------------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest                         $    11,257
  Capital paid in excess of par value                                 97,103,175
  Undistributed net investment income                                     91,586
  Accumulated net realized loss from security transactions            (2,239,178)
  Net unrealized appreciation of investments                           3,672,525
--------------------------------------------------------------------------------
Total Net Assets                                                     $98,639,365
--------------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                             10,039,918
--------------------------------------------------------------------------------
  Class L                                                              1,217,367
--------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                           $8.76
--------------------------------------------------------------------------------
  Class L *                                                                $8.76
--------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 2.04% of net asset value per share)        $8.94
--------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)        $8.85
--------------------------------------------------------------------------------

* Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.


16 Intermediate Maturity New York Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

 STATEMENT OF OPERATIONS (UNAUDITED)



For the Six Months Ended May 31, 2002

INVESTMENT INCOME:
  Interest                                                           $2,121,275
-------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 2)                                      136,047
  Administration fee (Note 2)                                            90,698
  Distribution fees (Note 2)                                             77,981
  Shareholder communications                                             16,413
  Shareholder and system servicing fees                                  12,986
  Audit and legal                                                        10,949
  Registration fees                                                      10,123
  Pricing service fees                                                    3,245
  Trustees' fees                                                          1,871
  Custody                                                                 1,106
  Other                                                                     786
-------------------------------------------------------------------------------
  Total Expenses                                                        362,205
  Less: Investment advisory and administration fee waivers (Note 2)     (63,489)
-------------------------------------------------------------------------------
  Net Expenses                                                          298,716
-------------------------------------------------------------------------------
Net Investment Income                                                 1,822,559
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 5):
  Realized Loss From Security Transactions
  (excluding short-term securities):
   Proceeds from sales                                                7,644,150
   Cost of securities sold                                            7,798,050
-------------------------------------------------------------------------------
  Net Realized Loss                                                    (153,900)
-------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation (Note 1)                      809,985
-------------------------------------------------------------------------------
Net Gain on Investments                                                 656,085
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $2,478,644
-------------------------------------------------------------------------------


                      See Notes to Financial Statements.


17 Intermediate Maturity New York Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS



For the Six Months Ended May 31, 2002 (unaudited) and the Year Ended November 30, 2001

                                                                         2002          2001
-----------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                              $  1,822,559  $ 3,051,395
  Net realized loss                                                      (153,900)     (31,729)
  Increase in net unrealized appreciation                                 809,985    1,474,267
-----------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                                2,478,644    4,493,933
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
  Net investment income                                                (1,818,510)  (3,068,010)
-----------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                       (1,818,510)  (3,068,010)
-----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                                     19,124,931   35,081,853
  Net asset value of shares issued for reinvestment of dividends        1,051,196    2,145,208
  Cost of shares reacquired                                           (10,015,662)  (9,027,735)
-----------------------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions                  10,160,465   28,199,326
-----------------------------------------------------------------------------------------------
Increase in Net Assets                                                 10,820,599   29,625,249
NET ASSETS:
  Beginning of period                                                  87,818,766   58,193,517
-----------------------------------------------------------------------------------------------
  End of period*                                                     $ 98,639,365  $87,818,766
-----------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment income of:      $91,586      $(5,982)
-----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


18 Intermediate Maturity New York Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



1. Significant Accounting Policies

Smith Barney Intermediate Maturity New York Municipals Fund ("Fund") is a separate non-diversified investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and four other separate investment funds: Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Large Capitalization Growth Fund, Smith Barney S&P 500 Index Fund and Smith Barney Mid Cap Core Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f ) direct expenses are charged to the Fund and each class; investment advisory fees and general fund expenses are allocated on the basis of relative net assets; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and ( j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


19 Intermediate Maturity New York Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement December 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the six months ended May 31, 2002, interest income increased by $1,031 and the change in net unrealized appreciation of investments decreased by $1,031. In addition, the Fund recorded adjustments to increase the cost of securities and increase accumulated undistributed net investment income by $93,519 to reflect the cumulative effect of this change up to the date of the adoption.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.30% of the average daily net assets. This fee is calculated daily and paid monthly. For the six months ended May 31, 2002, SBFM waived $38,093 of its investment advisory fee.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at the annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly. For the six months ended May 31, 2002, SBFM waived $25,396 of its administration fee.

Travelers Bank & Trust, fsb. ("TB&T"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the six months ended May 31, 2002, the Fund paid transfer agent fees of $7,838 to TB&T.


20 Intermediate Maturity New York Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 2.00% and 1.00% for Class A and L shares, respectively. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in aggregate. These purchases do not incur an initial sales charge.

For the six months ended May 31, 2002, SSB received sales charges of approximately $137,000 and $18,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the six months ended May 31, 2002, CDSCs paid to SSB were approximately $4,000 for Class L shares.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A and L shares, calculated at the annual rate of 0.15% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class L shares calculated at the annual rate of 0.20% of the average daily net assets.

For the six months ended May 31, 2002, total Distribution Plan fees incurred were:

                                                   Class A Class L
------------------------------------------------------------------
Distribution Plan Fees                             $60,555 $17,426
------------------------------------------------------------------

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.

3. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.


21 Intermediate Maturity New York Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Fund Concentration

Since the Fund invests primarily in obligations of issuers within New York, it is subject to possible concentration risk, associated with economic, political or legal developments or industrial or regional matters specifically affecting New York.

5. Investments

During the six months ended May 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

------------------------------------------------------------------------
Purchases                                                    $17,349,138
------------------------------------------------------------------------
Sales                                                          7,644,150
------------------------------------------------------------------------

At May 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

------------------------------------------------------------------------
Gross unrealized appreciation                                $3,862,208
Gross unrealized depreciation                                  (189,683)
------------------------------------------------------------------------
Net unrealized appreciation                                  $3,672,525
------------------------------------------------------------------------

6. Capital Loss Carryforward

At November 30, 2001, the Fund had, for Federal income tax purposes, approximately $2,085,000 of loss carryforwards available to offset any future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and year of the expiration for each carryforward loss is indicated below. Expiration occurs on November 30 of the year indicated:

                                 2002     2003    2004     2007     2008    2009
----------------------------------------------------------------------------------
Carryforward Amounts           $856,000 $337,000 $76,000 $455,000 $329,000 $32,000
----------------------------------------------------------------------------------


22 Intermediate Maturity New York Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

7. Shares of Beneficial Interest

At May 31, 2002, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                  Six Months Ended           Year Ended
                                    May 31, 2002          November 30, 2001
                              -----------------------  ----------------------
                                Shares       Amount      Shares      Amount
------------------------------------------------------------------------------
Class A
Shares sold                    1,958,580  $17,098,314  3,393,236  $29,711,377
Shares issued on reinvestment    106,094      920,046    218,854    1,904,640
Shares reacquired             (1,028,952)  (8,912,847)  (899,829)  (7,898,980)
------------------------------------------------------------------------------
Net Increase                   1,035,722  $ 9,105,513  2,712,261  $23,717,037
------------------------------------------------------------------------------
Class L
Shares sold                      232,651  $ 2,026,617    614,032  $ 5,370,476
Shares issued on reinvestment     15,135      131,150     27,656      240,568
Shares reacquired               (126,698)  (1,102,815)  (129,934)  (1,128,755)
------------------------------------------------------------------------------
Net Increase                     121,088  $ 1,054,952    511,754  $ 4,482,289
------------------------------------------------------------------------------


23 Intermediate Maturity New York Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

 FINANCIAL HIGHLIGHTS



For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class A Shares                   2002/(1)(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/   1998     1997
---------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period                $ 8.70     $ 8.46    $ 8.28    $ 8.76    $ 8.57   $ 8.47
---------------------------------------------------------------------------------------------
Income (Loss) From
Operations:
  Net investment income/(3)(4)/       0.18       0.37      0.39      0.38      0.40     0.41
  Net realized and unrealized
   gain (loss)                        0.06       0.24      0.18     (0.48)     0.19     0.10
---------------------------------------------------------------------------------------------
Total Income (Loss) From
 Operations                           0.24       0.61      0.57     (0.10)     0.59     0.51
---------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income              (0.18)     (0.37)    (0.39)    (0.38)    (0.40)   (0.41)
---------------------------------------------------------------------------------------------
Total Distributions                  (0.18)     (0.37)    (0.39)    (0.38)    (0.40)   (0.41)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period      $ 8.76     $ 8.70    $ 8.46    $ 8.28    $ 8.76   $ 8.57
---------------------------------------------------------------------------------------------
Total Return                          2.73%++    7.24%     7.04%    (1.18)%    7.01%    6.23%
---------------------------------------------------------------------------------------------
Net Assets,
 End of Period (000s)              $87,979    $78,293   $53,248   $59,896   $54,624  $48,759
---------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses/(3)/                       0.63%+     0.65%     0.75%     0.73%     0.70%    0.67%
  Net investment income/(4)/          4.04+      4.20      4.67      4.47      4.59     4.83
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                  9%         9%       10%       23%       53%      52%
---------------------------------------------------------------------------------------------

(1) For the six months ended May 31, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) The investment adviser has waived all or part of its fees for the six months ended May 31, 2002 and each of the years in the five-year period ended November 30, 2001. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                           Per Share Decreases to                   Expense Ratios
                            Net Investment Income                Without Fee Waivers
                     ----------------------------------- ------------------------------------
                     2002  2001  2000  1999  1998  1997   2002  2001  2000  1999  1998  1997
                     ----- ----- ----- ----- ----- ----- -----  ----- ----- ----- ----- -----
Class A              $0.01 $0.01 $0.01 $0.01 $0.02 $0.03 0.77%+ 0.79% 0.89% 0.88% 0.89% 0.98%

(4) Without the adoption of the change in the accounting method discussed in
    Note 1, for the six months ended May 31, 2002, the change to net investment income and the ratio of net investment income to average net assets was less than $0.01 and 0.01%, respectively. Per share, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


24 Intermediate Maturity New York Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class L Shares                   2002/(1)(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/ 1998/(3)/  1997
---------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period                $ 8.69     $ 8.46    $ 8.27    $ 8.76    $ 8.57   $ 8.47
---------------------------------------------------------------------------------------------
Income (Loss) From
Operations:
  Net investment income/(4)(5)/       0.16       0.35      0.37      0.37      0.38     0.39
  Net realized and unrealized
   gain (loss)                        0.07       0.23      0.19     (0.50)     0.19     0.10
---------------------------------------------------------------------------------------------
Total Income (Loss) From
 Operations                           0.23       0.58      0.56     (0.13)     0.57     0.49
---------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income              (0.16)     (0.35)    (0.37)    (0.36)    (0.38)   (0.39)
---------------------------------------------------------------------------------------------
Total Distributions                  (0.16)     (0.35)    (0.37)    (0.36)    (0.38)   (0.39)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period      $ 8.76     $ 8.69    $ 8.46    $ 8.27    $ 8.76   $ 8.57
---------------------------------------------------------------------------------------------
Total Return                          2.71%++    6.87%     6.97%    (1.49)%    6.79%    6.00%
---------------------------------------------------------------------------------------------
Net Assets,
 End of Period (000s)              $10,660     $9,526    $4,946    $4,957    $4,247   $2,283
---------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses/(4)/                       0.90%+     0.92%     0.94%     0.92%     0.89%    0.89%
  Net investment income/(5)/          3.75+      3.93      4.48      4.28      4.38     4.61
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                  9%         9%       10%       23%       53%      52%
---------------------------------------------------------------------------------------------

(1) For the six months ended May 31, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed Class L shares.
(4) The investment adviser has waived all or part of its fees for the six months ended May 31, 2002 and each of the years in the five-year period ended November 30, 2001. If such fees were not waived, the per share effect on net investment income and expense ratios would have been as follows:

                           Per Share Decreases to                   Expense Ratios
                            Net Investment Income                Without Fee Waivers
                     ----------------------------------- ------------------------------------
                     2002  2001  2000  1999  1998  1997   2002  2001  2000  1999  1998  1997
                     ----- ----- ----- ----- ----- ----- -----  ----- ----- ----- ----- -----
Class L              $0.01 $0.01 $0.01 $0.01 $0.01 $0.03 1.04%+ 1.06% 1.08% 1.07% 1.09% 1.20%

(5) Without the adoption of the change in the accounting method discussed in
    Note 1, for the six months ended May 31, 2002, the change to net investment income and the ratio of net investment income to average net assets was less than $0.01 and 0.01%, respectively. Per share, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


25 Intermediate Maturity New York Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

                                  SMITH BARNEY
                                  INTERMEDIATE
                       MATURITY NEW YORK MUNICIPALS FUND



                    TRUSTEES                        INVESTMENT ADVISER
                    Herbert Barg                    AND ADMINISTRATOR
                    Alfred J. Bianchetti            Smith Barney Fund
                    Dwight B. Crane                  Management LLC
                    Burt N. Dorsett
                    Elliot S. Jaffe                 DISTRIBUTOR
                    Stephen E. Kaufman              Salomon Smith Barney Inc.
                    Joseph J. McCann
                    Heath B. McLendon,              CUSTODIAN
                     Chairman                       State Street Bank and
                    Cornelius C. Rose, Jr.           Trust Company

                    OFFICERS                        TRANSFER AGENT
                    Heath B. McLendon               Travelers Bank & Trust, fsb.
                    President and                   125 Broad Street, 11th Floor
                    Chief Executive Officer         New York, New York 10004

                    Lewis E. Daidone                SUB-TRANSFER AGENT
                    Senior Vice President           PFPC Global Fund Services
                    and Chief                       P.O. Box 9699
                    Administrative Officer          Providence, Rhode Island
                                                    02940-9699
                    Richard L. Peteka
                    Chief Financial
                    Officer and Treasurer

                    Joseph P. Deane
                    Vice President and
                    Investment Officer

                    Kaprel Ozsolak
                    Controller

                    Christina T. Sydor
                    Secretary

  Smith Barney Intermediate Maturity
  New York Municipals Fund




  This report is submitted for the general information of shareholders of Smith Barney Investment Trust -- Smith Barney Intermediate Maturity New York Municipals Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after August 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY INTERMEDIATE MATURITY
  NEW YORK MUNICIPALS FUND
  Smith Barney Mutual Funds
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004

  For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds

         Salomon Smith Barney
 ----------------------------
 A member of citigroup [LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD2401 7/02

--------------------------------------------------------------------------------
                                  SMITH BARNEY
                              LARGE CAPITALIZATION
                                   GROWTH FUND
--------------------------------------------------------------------------------
              STYLE PURE SERIES | SEMI-ANNUAL REPORT | MAY 31, 2002

                        [SMITH BARNEY LOGO] Smith Barney
                                            Mutual Funds

                 Your Serious Money, Professionally Managed.(SM)


             -------------------------------------------------------
             NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
             -------------------------------------------------------

[PHOTO OMITTED]

ALAN J. BLAKE
PORTFOLIO MANAGER

--------------------------------------------------------------------------------
ALAN J. BLAKE
--------------------------------------------------------------------------------

Alan J. Blake has more than 23 years of securities business experience and has managed the Fund since its inception.

Education: BS from Lehigh University, MS from the State University of New York.

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

The Fund seeks long-term growth of capital by investing primarily in equity securities of companies with large market capitalizations. Large capitalization companies are those with total market capitalizations of $5 billion or more at the time of investment.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

FUND INCEPTION
--------------------------------------------------------------------------------
August 29, 1997

MANAGER TENURE
--------------------------------------------------------------------------------
11 Years

MANAGER'S INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
23 Years

                                     CLASS A          CLASS B         CLASS L
--------------------------------------------------------------------------------
NASDAQ                                SBLGX            SBLBX           SLCCX
--------------------------------------------------------------------------------
INCEPTION                            8/29/97          8/29/97         8/29/97
--------------------------------------------------------------------------------

[CLIP ART] Style Pure Series

Semi-Annual Report . May 31, 2002

SMITH BARNEY LARGE
CAPITALIZATION GROWTH FUND
--------------------------------------------------------------------------------

Average Annual Total Returns as of May 31, 2002*

                                          Without Sales Charges(1)

                                   Class A           Class B             Class L
--------------------------------------------------------------------------------
Six-Month+                        (11.23)%          (11.54)%            (11.54)%
--------------------------------------------------------------------------------
One-Year                          (15.64)           (16.23)             (16.23)
--------------------------------------------------------------------------------
Since Inception++                   9.58              8.76                8.76
--------------------------------------------------------------------------------

                                          With Sales Charges(2)

                                   Class A           Class B             Class L
--------------------------------------------------------------------------------
Six-Month+                        (15.68)%          (15.96)%            (13.31)%
--------------------------------------------------------------------------------
One-Year                          (19.84)           (20.41)             (17.89)
--------------------------------------------------------------------------------
Since Inception++                   8.39              8.61                8.53
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++    Inception date for Class A, B and L shares is August 29, 1997.

--------------------------------------------------------------------------------

What's Inside

Your Investment in the Smith Barney Large
  Capitalization Growth Fund ..............................................    1

Letter to Our Shareholders ................................................    2

Fund at a Glance ..........................................................    5

Historical Performance ....................................................    6

Growth of $10,000 .........................................................    9

Schedule of Investments ...................................................   10

Statement of Assets and Liabilities .......................................   12

Statement of Operations ...................................................   13

Statements of Changes in Net Assets .......................................   14

Notes to Financial Statements .............................................   15

Financial Highlights ......................................................   18

[LOGO] Smith Barney
       Mutual Funds

Your Serious Money Professionally Managed.(SM)

--------------------------------------------------------------------------------
  Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value
--------------------------------------------------------------------------------

================================================================================
                       YOUR INVESTMENT IN THE SMITH BARNEY
                        LARGE CAPITALIZATION GROWTH FUND
================================================================================

[CLIP ART] The Potential of Global Market Leadership

           Alan and his team carefully comb the investment universe to identify those companies that are leaders in their industries. They believe that companies with product, distribution and service strength on a global scale are best positioned for future growth.

[CLIP ART] A "Buy and Hold" Approach

           Alan and his team look to strictly adhere to a "buy and hold" strategy in order to keep the Fund's turnover low and allow their investments the potential to grow and flourish over time. Of course, there is no guarantee that portfolio turnover will not increase in the future.

[CLIP ART] The Smith Barney Solution to Funds that Stray--The Style Pure Series

           The Style Pure Series is a selection of Smith Barney Mutual Funds that are the basic building blocks of asset allocation. This series of funds attempt to stay invested within their asset class and investment style, enabling investors to make asset allocation decisions in conjunction with their financial professionals.

[CLIP ART] A Distinguished History of Managing Your Serious Money

           Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management.

           When you invest in a fund that is managed by a Citigroup Asset Management adviser, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed global solutions.


1  Smith Barney Large Capitalization Growth Fund |
                                         2002 Semi-Annual Report to Shareholders

Dear Shareholder,

We are pleased to provide the semi-annual report for the Smith Barney Large Capitalization Growth Fund ("Fund") for the period ended May 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. We hope you find this report to be useful and informative.

Performance Update

For the six months ended May 31, 2002, the Fund's Class A shares without sales charges returned negative 11.23%. In comparison, the S&P 500 Index(1) returned negative 5.67% for the same period.

Investment Strategy

The Fund seeks long-term growth of capital. The Fund invests at least 80% of its net assets plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations. Large capitalization companies are those with total market capitalizations of $5 billion or more at the time of investment. Equity securities include U.S. exchange traded and over-the-counter common stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

The manager emphasizes individual security selection while diversifying the Fund's investments across industries, which may help to reduce risk. The manager attempts to identify established large capitalization companies with the highest growth potential. The manager then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, the manager attempts to identify the best values available among the growth companies identified.

In selecting individual companies for investment, the manager considers:

      .     Favorable earnings prospects;

      .     Technological innovation;

      .     Industry dominance;

      .     Competitive products and services;

      .     Global scope;

      .     Long term operating history;

      .     Consistent and sustainable long-term growth in earnings per share;

      .     Strong cash flow;

      .     High return on equity;

      .     Strong financial condition; and

      .     Experienced and effective management.

Market and Fund Overview

We were somewhat cautious during the technology craze of the late 1990s, feeling that the markets had to return to more normalized growth patterns. We believe that the market hit a low point on September 21st, ending the bear market of 2000/2001, and serving as a very important benchmark low, equivalent to the trough reached after the market crashes in '62, '74 and '87. Since September 21st, we have had a constructive outlook on the market.

Prior to September 11th, we also felt that there was another bubble that had to break; the accounting bubble. Unlike the aforementioned bear market in stocks, which took almost two years to work out, we believe the accounting bubble crisis has already reached its maximum impact, occurring in the space of about two months. The accounting crisis caused many

----------
(1) The S&P 500 Index is a market capitalization-weighted Index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.


2  Smith Barney Large Capitalization Growth Fund |
                                         2002 Semi-Annual Report to Shareholders
companies to abandon the sophisticated accounting techniques they had used in the past to postpone expenses to future reporting cycles. This, we feel, is why first quarter 2002 earnings were not as favorable as many investors had hoped -- as expenses that had been postponed were suddenly realized. We believe the accounting crisis is, generally, over and that this is a critical step towards helping the market get back on its feet. The current 40-year low in short-term interest rates is an additional positive catalyst for future growth.

Many observers established March of 2000 as the market's peak, and determined that technology stocks led the subsequent decline in value. If you actually go back and look at it on an individual stock basis, what you will notice is that it was the consumer stocks, such as the Coca-Cola Co., the Gillette Co. and the Procter & Gamble Co., had peaked significantly before the technology stocks.

What is particularly interesting is that since September 21st, consumer stocks have generally been the better ones to own. Even with all the market corrections that have occurred since September, most consumer stock prices have gone up. We think there is a little market symmetry occurring here: the first group down, the first group back. In our opinion, the U.S. economy is very, very strong and is able to absorb many blows. If we are right, and the bear market is over and the September 21st lows are the key lows, what we have to address, then, is: where do we go from here? And how do you set up a portfolio? There are a couple of things relevant to these questions that stand out for us.

It has been our experience that no bull market repeats the previous bull market. So technology stocks, in our opinion, should not provide the leadership in this bull market. This does not mean that investors should not consider owning technology stocks. We will be the first to tell you that we think you want to own the best of the breed in technology. We feel you should strive to own the number-one company in almost any industry as this recovery takes hold.

Our best performing stocks for the period have been, as alluded to previously, the consumer names; Coca-Cola, Gillette, Procter & Gamble, and Wm. Wrigley Jr. Co. Since the market's September lows, these holdings have contributed greatly to Fund performance. Holdings in technology have continued to disappoint. In hindsight, we were too early in our re-commitment to technology stocks, as the rebound we expected to materialize in the first half of 2002 has been postponed. The Fund's positions in semiconductor stocks, specifically holdings in Intel Corp., Texas Instruments Inc., and Xilinx, Inc., hurt its short-term performance.

Looking ahead, we think a more broadly dispersed group of stocks will do well, so diversification across industries and sectors will be more important than ever. As the world recovers, and the market experiences worldwide wealth creation again, we think the financial services and consumer industries may offer particularly attractive investment opportunities. Again, this does not mean that investors should avoid the technology sector; it just means that picking the right technology stocks will require care.

For those shareholders who have invested with us over the years, you know that we are firm believers in trying to own what we believe to be the leadership companies in an industry. We do not want to own secondary and tertiary names. Among these industry leaders, we search for companies with:

      .     Fairly long operating histories;

      .     Established management teams; and

      .     Solid balance sheets.

While it is very difficult to stop looking in the rearview mirror, especially after experiencing the market devastation of 2000/2001, we think it is time to look forward. We feel that the most recent downturn was so significant that, in our opinion, the depth and breadth of the most recent bear market is not likely to occur again in your investing career.

We have not, by any stretch of the imagination, eliminated the occurrence of bear markets. They will probably crop up every four or five years, like they have historically done, and initiate a more normal market correction. What we feel occurred in 2000/2001 was one of those once-in-a-generation bear markets, like 1973/1974, where markets fell substantially. To us, the damage is done. However, when you unwind excesses, it is always painful. Downward spirals in both the markets and in individual stocks are scary; but there is an upside in that, when it is over, it is over.


3  Smith Barney Large Capitalization Growth Fund |
                                         2002 Semi-Annual Report to Shareholders

The one thing we would suggest is to not get too caught up in headlines that talk about the market and its valuation. We feel there are a lot of pockets of investment opportunities. We think our job, as portfolio managers, is to slowly pick off those interesting areas and those individual stocks that we think can perform. Our main message is a key one; it is that we feel the worst is over.

Thank you for your investment in the Smith Barney Large Capitalization Growth Fund. We look forward to continuing to be your partner as you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon                  /s/ Alan J. Blake

Heath B. McLendon                      Alan J. Blake
Chairman                               Vice President and
                                       Investment Officer

June 14, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 10 and 11 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of May 31, 2002 and the holdings are subject to change.

4  Smith Barney Large Capitalization Growth Fund |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
                  Smith Barney Large Capitalization Growth Fund
                             at a Glance (unaudited)
================================================================================

--------------------------------------------------------------------------------
Top Ten Holdings*+
--------------------------------------------------------------------------------

 1. Intel Corp. ..........................................................  5.6%

 2. Berkshire Hathaway Inc., Class A Shares ..............................  5.4

 3. The Gillette Co. .....................................................  5.1

 4. The Coca-Cola Co. ....................................................  4.9

 5. Pfizer Inc. ..........................................................  4.9

 6. Texas Instruments Inc. ...............................................  4.5

 7. Wells Fargo & Co. ....................................................  4.2

 8. Dell Computer Corp. ..................................................  3.9

 9. Merrill Lynch & Co., Inc. ............................................  3.7

10. Wm. Wrigley Jr. Co. ..................................................  3.7

--------------------------------------------------------------------------------
                           Industry Diversification*+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   [The following table was depicted as a bar chart in the printed material.]

                         6.4%       Banks
                         6.4%       Brokerage Services
                        18.9%       Consumer Goods
                         5.7%       Consumer Services
                        15.9%       Healthcare
                         7.7%       Insurance
                        13.4%       Semiconductors
                        10.3%       Software/PC's
                         6.3%       Telecommunications
                         9.0%       Other
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Investment Breakdown*++
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   [The following table was depicted as a pie chart in the printed material.]

                        100.0%       Common Stock
--------------------------------------------------------------------------------

* All information is as of May 31, 2002. Please note that Fund holdings and their weightings are subject to change.

+     As a percentage of total common stock.

++    As a percentage of total investments.


5  Smith Barney Large Capitalization Growth Fund |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares
================================================================================

                                   Net Asset Value
                               ----------------------
                               Beginning       End         Income      Capital Gain        Total
Period Ended                   of Period    of Period     Dividends    Distributions     Returns(1)+
====================================================================================================
5/31/02                         $20.30        $18.02        $0.00          $0.00         (11.23)%++
----------------------------------------------------------------------------------------------------
11/30/01                         22.31         20.30         0.00           0.00          (9.01)
----------------------------------------------------------------------------------------------------
11/30/00                         23.94         22.31         0.00           0.04          (6.67)
----------------------------------------------------------------------------------------------------
11/30/99                         17.41         23.94         0.00           0.33          39.50
----------------------------------------------------------------------------------------------------
11/30/98                         12.28         17.41         0.02           0.01          42.12
----------------------------------------------------------------------------------------------------
Inception* -- 11/30/97           11.88         12.28         0.00           0.00           3.37++
====================================================================================================
Total                                                       $0.02          $0.38
====================================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                                   Net Asset Value
                               ----------------------
                               Beginning       End         Income      Capital Gain        Total
Period Ended                   of Period    of Period     Dividends    Distributions     Returns(1)+
====================================================================================================
5/31/02                         $19.67        $17.40        $0.00          $0.00         (11.54)%++
----------------------------------------------------------------------------------------------------
11/30/01                         21.78         19.67         0.00           0.00          (9.69)
----------------------------------------------------------------------------------------------------
11/30/00                         23.56         21.78         0.00           0.04          (7.42)
----------------------------------------------------------------------------------------------------
11/30/99                         17.26         23.56         0.00           0.33          38.51
----------------------------------------------------------------------------------------------------
11/30/98                         12.26         17.26         0.01           0.01          41.02
----------------------------------------------------------------------------------------------------
Inception* -- 11/30/97           11.88         12.26         0.00           0.00           3.20++
====================================================================================================
Total                                                       $0.01          $0.38
====================================================================================================

================================================================================
Historical Performance -- Class L Shares
================================================================================

                                   Net Asset Value
                               ----------------------
                               Beginning       End         Income      Capital Gain        Total
Period Ended                   of Period    of Period     Dividends    Distributions     Returns(1)+
====================================================================================================
5/31/02                         $19.67        $17.40        $0.00          $0.00         (11.54)%++
----------------------------------------------------------------------------------------------------
11/30/01                         21.78         19.67         0.00           0.00          (9.69)
----------------------------------------------------------------------------------------------------
11/30/00                         23.56         21.78         0.00           0.04          (7.42)
----------------------------------------------------------------------------------------------------
11/30/99                         17.26         23.56         0.00           0.33          38.51
----------------------------------------------------------------------------------------------------
11/30/98                         12.26         17.26         0.01           0.01          41.02
----------------------------------------------------------------------------------------------------
Inception* -- 11/30/97           11.88         12.26         0.00           0.00           3.20++
====================================================================================================
Total                                                       $0.01          $0.38
====================================================================================================


6  Smith Barney Large Capitalization Growth Fund |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Historical Performance -- Class Y Shares
================================================================================

                                   Net Asset Value
                               ----------------------
                               Beginning       End         Income      Capital Gain        Total
Period Ended                   of Period    of Period     Dividends    Distributions     Returns(1)+
====================================================================================================
5/31/02                         $20.61        $18.33        $0.00          $0.00         (11.06)%++
----------------------------------------------------------------------------------------------------
11/30/01                         22.57         20.61         0.00           0.00          (8.68)
----------------------------------------------------------------------------------------------------
11/30/00                         24.14         22.57         0.00           0.04          (6.37)
----------------------------------------------------------------------------------------------------
11/30/99                         17.49         24.14         0.00           0.33          40.00
----------------------------------------------------------------------------------------------------
11/30/98                         12.29         17.49         0.02           0.01          42.61
----------------------------------------------------------------------------------------------------
Inception* -- 11/30/97           12.66         12.29         0.00           0.00          (2.92)++
====================================================================================================
Total                                                       $0.02          $0.38
====================================================================================================

================================================================================
Historical Performance -- Class Z Shares
================================================================================

                                   Net Asset Value
                               ----------------------
                               Beginning       End         Income      Capital Gain        Total
Period Ended                   of Period    of Period     Dividends    Distributions     Returns(1)+
====================================================================================================
5/31/02                         $20.51        $18.25        $0.00          $0.00         (11.02)%++
----------------------------------------------------------------------------------------------------
11/30/01                         22.46         20.51         0.00           0.00          (8.68)
----------------------------------------------------------------------------------------------------
11/30/00                         24.02         22.46         0.00           0.04          (6.36)
----------------------------------------------------------------------------------------------------
Inception* -- 11/30/99           19.48         24.02         0.00           0.33          25.08++
====================================================================================================
Total                                                       $0.00          $0.37
====================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

================================================================================
Average Annual Total Returns+
================================================================================

                                                      Without Sales Charges(1)
                                ---------------------------------------------------------------------
                                Class A        Class B         Class L         Class Y       Class Z
=====================================================================================================
Six Months Ended 5/31/02++       (11.23)%     (11.54)%         (11.54)%        (11.06)%      (11.02)%
-----------------------------------------------------------------------------------------------------
Year Ended 5/31/02               (15.64)      (16.23)          (16.23)         (15.33)       (15.27)
-----------------------------------------------------------------------------------------------------
Inception* through 5/31/02         9.58         8.76             8.76            8.75         (1.44)
=====================================================================================================

                                                       With Sales Charges(2)
                                ---------------------------------------------------------------------
                                Class A        Class B         Class L         Class Y       Class Z
=====================================================================================================
Six Months Ended 5/31/02++      (15.68)%      (15.96)%        (13.31)%         (11.06)%      (11.02)%
-----------------------------------------------------------------------------------------------------
Year Ended 5/31/02              (19.84)       (20.41)         (17.89)          (15.33)       (15.27)
-----------------------------------------------------------------------------------------------------
Inception* through 5/31/02        8.39          8.61            8.53             8.75         (1.44)
=====================================================================================================

7  Smith Barney Large Capitalization Growth Fund |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Cumulative Total Returns+
================================================================================

                                                        Without Sales Charges(1)
================================================================================
Class A (Inception* through 5/31/02)                           54.47%
--------------------------------------------------------------------------------
Class B (Inception* through 5/31/02)                           49.08
--------------------------------------------------------------------------------
Class L (Inception* through 5/31/02)                           49.08
--------------------------------------------------------------------------------
Class Y (Inception* through 5/31/02)                           47.39
--------------------------------------------------------------------------------
Class Z (Inception* through 5/31/02)                           (4.83)
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception date for Class A, B and L shares is August 29, 1997. Inception dates for Class Y and Z shares are October 15, 1997 and January 4, 1999, respectively.

+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

++ Total return is not annualized, as it may not be representative of the total return for the year.


8  Smith Barney Large Capitalization Growth Fund |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================

Growth of $10,000 Invested in Class A, B and L Shares of the
Smith Barney Large Capitalization Growth Fund vs. Standard & Poor's 500 Index+
--------------------------------------------------------------------------------

                             August 1997 -- May 2002

  [The following table was depicted as a line chart in the printed material.]

               Smith Barney Large  Smith Barney Large  Smith Barney Large
                Capitalization       Capitalization      Capitalization
                 Growth Fund          Growth Fund         Growth Fund      S&P
                    Class A             Class B             Class L        500
                    Shares              Shares              Shares        Index
                    -------             -------             -------       -----
Aug 29, 1997          9496               10000               10000        10000
    Nov 1997          9816               10320               10217        10667
    Nov 1998         13950               14553               14407        13367
    Nov 1999         19460               20156               19955        16159
    Nov 2000         18161               18661               18474        15384
    Nov 2001         16525               16753               16685        13505
May 31, 2002         14669               14808               14759        12739

+ Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on August 29, 1997, assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares and, the deduction of the maximum 5.00% and 1.00% CDSC for Class B and L shares, respectively. It also reflects reinvestment of dividends and capital gains, if any, at net asset value through May 31, 2002. The S&P 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A, B and L shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


9  Smith Barney Large Capitalization Growth Fund |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)                                 May 31, 2002
================================================================================

   SHARES                                 SECURITY                      VALUE
================================================================================

COMMON STOCK -- 100.0%

Banks -- 6.4%
 1,900,000    Bank One Corp.                                      $   77,197,000
 2,800,000    Wells Fargo & Co.                                      146,720,000
--------------------------------------------------------------------------------
                                                                     223,917,000
--------------------------------------------------------------------------------
Biotechnology -- 1.1%
 1,100,000    Genentech, Inc.+                                        39,050,000
--------------------------------------------------------------------------------
Brokerage Services -- 6.4%
 3,200,000    Merrill Lynch & Co., Inc.                              130,272,000
 2,000,000    Morgan Stanley Dean Witter & Co.                        90,920,000
--------------------------------------------------------------------------------
                                                                     221,192,000
--------------------------------------------------------------------------------
Capital Goods -- 2.9%
 2,000,000    General Electric Co.                                    62,280,000
 1,700,000    Tyco International Ltd.                                 37,315,000
--------------------------------------------------------------------------------
                                                                      99,595,000
--------------------------------------------------------------------------------
Consumer Durables -- 2.4%
 2,000,000    The Home Depot, Inc.                                    83,380,000
--------------------------------------------------------------------------------
Consumer Goods -- 18.9%
 5,000,000    Amazon.com, Inc.+                                       91,150,000
 3,100,000    The Coca-Cola Co.                                      172,236,000
 5,000,000    The Gillette Co.                                       177,850,000
 1,000,000    The Procter & Gamble Co.                                89,550,000
 2,250,000    Wm. Wrigley Jr. Co.                                    128,947,500
--------------------------------------------------------------------------------
                                                                     659,733,500
--------------------------------------------------------------------------------
Consumer Services -- 5.7%
 5,000,000    AOL Time Warner, Inc.+                                  93,500,000
 4,600,000    The Walt Disney Co.                                    105,386,000
--------------------------------------------------------------------------------
                                                                     198,886,000
--------------------------------------------------------------------------------
Financial Services -- 2.6%
 1,800,000    Household International Inc.                            92,070,000
--------------------------------------------------------------------------------
Healthcare -- 15.9%
 2,500,000    Amgen Inc.+                                            119,075,000
 1,200,000    Eli Lilly & Co.                                         77,640,000
 1,600,000    Johnson & Johnson                                       98,160,000
 1,500,000    Merck & Co., Inc.                                       85,650,000
 4,975,000    Pfizer Inc.                                            172,135,000
--------------------------------------------------------------------------------
                                                                     552,660,000
--------------------------------------------------------------------------------
Insurance -- 7.7%
 1,200,000    American International Group, Inc.                      80,364,000
     2,500    Berkshire Hathaway Inc., Class A Shares                186,500,000
--------------------------------------------------------------------------------
                                                                     266,864,000
--------------------------------------------------------------------------------
Semiconductors -- 13.4%
 7,000,000    Intel Corp.                                            193,340,000
 5,500,000    Texas Instruments Inc.                                 157,685,000
 3,300,000    Xilinx, Inc.+                                          116,358,000
--------------------------------------------------------------------------------
                                                                     467,383,000
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


10  Smith Barney Large Capitalization Growth Fund |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                     May 31, 2002
================================================================================

   SHARES                                 SECURITY                      VALUE
================================================================================
Software/PC's -- 10.3%
 5,000,000    Dell Computer Corp.+                                $  134,250,000
 4,000,000    Juniper Networks, Inc.+                                 37,080,000
 2,400,000    Microsoft Corp.+                                       122,184,000
 8,000,000    Palm, Inc.+                                             12,720,000
 2,300,000    Veritas Software Corp.+                                 52,141,000
--------------------------------------------------------------------------------
                                                                     358,375,000
--------------------------------------------------------------------------------
Telecommunications -- 6.3%
 7,000,000    CIENA Corp.+                                            39,620,000
 5,000,000    Cisco Systems, Inc.+                                    78,900,000
 6,300,000    Motorola Inc.                                          100,737,000
--------------------------------------------------------------------------------
                                                                     219,257,000
--------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100%
              (Cost -- $3,462,655,284*)                           $3,482,362,500
================================================================================

+     Non-income producing security.

*     Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


11  Smith Barney Large Capitalization Growth Fund |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities (unaudited)                     May 31, 2002
================================================================================

ASSETS:
    Investments, at value (Cost -- $3,462,655,284)                      $ 3,482,362,500
    Cash                                                                      4,151,673
    Receivable for Fund shares sold                                           8,898,016
    Dividends and interest receivable                                         3,083,250
    Other assets                                                                474,921
---------------------------------------------------------------------------------------
    Total Assets                                                          3,498,970,360
---------------------------------------------------------------------------------------

LIABILITIES:
    Management fee payable                                                    2,304,995
    Distribution fees payable                                                   969,860
    Payable for Fund shares purchased                                           193,820
    Accrued expenses                                                            379,248
---------------------------------------------------------------------------------------
    Total Liabilities                                                         3,847,923
---------------------------------------------------------------------------------------
Total Net Assets                                                        $ 3,495,122,437
=======================================================================================

NET ASSETS:
    Par value of shares of beneficial interest                          $       197,452
    Capital paid in excess of par value                                   3,657,321,620
    Accumulated net investment loss                                         (11,997,833)
    Accumulated net realized loss from security transactions               (170,106,018)
    Net unrealized appreciation of investments                               19,707,216
---------------------------------------------------------------------------------------
Total Net Assets                                                        $ 3,495,122,437
=======================================================================================

Shares Outstanding:
    Class A                                                                  46,632,512
    -----------------------------------------------------------------------------------
    Class B                                                                  69,826,907
    -----------------------------------------------------------------------------------
    Class L                                                                  47,670,996
    -----------------------------------------------------------------------------------
    Class Y                                                                  24,631,341
    -----------------------------------------------------------------------------------
    Class Z                                                                   8,690,120
    -----------------------------------------------------------------------------------

Net Asset Value:
    Class A (and redemption price)                                      $         18.02
    -----------------------------------------------------------------------------------
    Class B *                                                           $         17.40
    -----------------------------------------------------------------------------------
    Class L **                                                          $         17.40
    -----------------------------------------------------------------------------------
    Class Y (and redemption price)                                      $         18.33
    -----------------------------------------------------------------------------------
    Class Z (and redemption price)                                      $         18.25
    -----------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
    Class A (net asset value plus 5.26% of net asset value per share)   $         18.97
    -----------------------------------------------------------------------------------
    Class L (net asset value plus 1.01% of net asset value per share)   $         17.58
=======================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


12  Smith Barney Large Capitalization Growth Fund |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Statement of Operations (unaudited)        For the Six Months Ended May 31, 2002
================================================================================

INVESTMENT INCOME:
    Dividends                                                     $  15,882,600
    Interest                                                             53,969
--------------------------------------------------------------------------------
    Total Investment Income                                          15,936,569
--------------------------------------------------------------------------------

EXPENSES:
    Management fee (Note 2)                                          13,909,456
    Distribution fees (Note 2)                                       12,367,713
    Shareholder and system servicing fees                             1,397,712
    Shareholder communications                                           69,087
    Custody                                                              65,666
    Registration fees                                                    51,250
    Trustees' fees                                                       37,450
    Audit and legal                                                      24,743
    Other                                                                11,325
--------------------------------------------------------------------------------
    Total Expenses                                                   27,934,402
--------------------------------------------------------------------------------
Net Investment Loss                                                 (11,997,833)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
    Realized Loss From Security Transactions
    (excluding short-term securities):
      Proceeds from sales                                           146,871,540
      Cost of securities sold                                       291,338,213
--------------------------------------------------------------------------------
    Net Realized Loss                                              (144,466,673)
--------------------------------------------------------------------------------
    Change in Net Unrealized Appreciation of Investments:
      Beginning of period                                           306,504,773
      End of period                                                  19,707,216
--------------------------------------------------------------------------------
    Decrease in Net Unrealized Appreciation                        (286,797,557)
--------------------------------------------------------------------------------
Net Loss on Investments                                            (431,264,230)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                            $(443,262,063)
================================================================================

                       See Notes to Financial Statements.


13  Smith Barney Large Capitalization Growth Fund |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended May 31, 2002 (unaudited) and the Year Ended November 30, 2001

                                                                2002               2001
=============================================================================================
OPERATIONS:
    Net investment loss                                   $   (11,997,833)   $   (27,542,246)
    Net realized loss                                        (144,466,673)       (23,383,141)
    Decrease in net unrealized appreciation                  (286,797,557)      (333,728,874)
---------------------------------------------------------------------------------------------
    Decrease in Net Assets From Operations                   (443,262,063)      (384,654,261)
---------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 7):
    Net proceeds from sale of shares                          473,754,002      1,050,177,592
    Cost of shares reacquired                                (322,923,338)      (682,788,492)
---------------------------------------------------------------------------------------------
    Increase in Net Assets From Fund Share Transactions       150,830,664        367,389,100
---------------------------------------------------------------------------------------------
Decrease in Net Assets                                       (292,431,399)       (17,265,161)

NET ASSETS:
    Beginning of period                                     3,787,553,836      3,804,818,997
---------------------------------------------------------------------------------------------
    End of period                                         $ 3,495,122,437    $ 3,787,553,836
=============================================================================================
* Includes accumulated net investment loss of:            $   (11,997,833)                --
=============================================================================================

                       See Notes to Financial Statements.


14  Smith Barney Large Capitalization Growth Fund |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1. Significant Accounting Policies

Smith Barney Large Capitalization Growth Fund ("Fund") is a separate diversified investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and four other separate investment funds: Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Mid Cap Core Fund and Smith Barney S&P 500 Index Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between bid and asked price; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the earlier of the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; interest income is recorded on an accrual basis; (e) realized gains or losses on the sale of securities are calculated based on the specific identification method; (f) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (h) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At November 30, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, accumulated net investment loss amounting to $27,542,246 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this charge; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. During the six months ended May 31, 2002, the Fund paid transfer agent fees of $1,534,777 to TB&T.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund's distributors. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the six months ended May 31, 2002, SSB and its affiliates did not receive any brokerage commissions.


15  Smith Barney Large Capitalization Growth Fund |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended May 31, 2002, SSB and its affiliates received sales charges of approximately $731,000 and $783,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the six months ended May 31, 2002, CDSCs paid to SSB and its affiliates were approximately:

                                   Class A           Class B         Class L
================================================================================
CDSCs                              $2,000          $1,437,000        $61,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to its Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class, respectively. For the six months ended May 31, 2002, total Distribution Plan fees incurred were:

                                   Class A           Class B         Class L
================================================================================
Distribution Plan Fees           $1,102,238        $6,793,291      $4,472,184
================================================================================

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the six months ended May 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

===============================================================================
Purchases                                                          $290,208,270
-------------------------------------------------------------------------------
Sales                                                               146,871,540
===============================================================================

At May 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

===============================================================================
Gross unrealized appreciation                                      $486,491,332
Gross unrealized depreciation                                      (466,784,116)
-------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 19,707,216
===============================================================================

4. Repurchase Agreements

The Fund purchases, and its custodian takes possession of, U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


16  Smith Barney Large Capitalization Growth Fund |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

5. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded interest income. Loans of securities by the Fund are collateralized by cash. U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At May 31, 2002, the Fund did not have any securities on loan.

6. Capital Loss Carryforward

At November 30, 2001, the Fund had, for Federal income tax purposes, approximately $23,915,000 of unused capital loss carryforwards available to offset future capital gains expiring November 30, 2009. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

7. Shares of Beneficial Interest

At May 31, 2002, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                              Six Months Ended                          Year Ended
                                                May 31, 2002                         November 30, 2001
                                      --------------------------------      --------------------------------
                                         Shares              Amount             Shares             Amount
============================================================================================================
Class A
Shares sold                            6,549,275        $ 126,270,702        14,934,550       $ 311,674,743
Shares reacquired                     (4,836,296)         (94,002,318)       (8,534,083)       (174,463,378)
------------------------------------------------------------------------------------------------------------
Net Increase                           1,712,979        $  32,268,384         6,400,467       $ 137,211,365
============================================================================================================
Class B
Shares sold                            3,272,736        $  62,206,549         9,496,070       $ 195,257,206
Shares reacquired                     (7,219,732)        (135,823,823)      (16,539,151)       (331,393,094)
------------------------------------------------------------------------------------------------------------
Net Decrease                          (3,946,996)       $ (73,617,274)       (7,043,081)      $(136,135,888)
============================================================================================================
Class L
Shares sold                            4,939,390        $  93,724,974        13,883,525       $ 287,490,072
Shares reacquired                     (4,189,636)         (78,841,436)       (7,791,041)       (155,147,603)
------------------------------------------------------------------------------------------------------------
Net Increase                             749,754        $  14,883,538         6,092,484       $ 132,342,469
============================================================================================================
Class Y
Shares sold                            8,295,787        $ 164,108,937         8,614,913       $ 177,761,638
Shares reacquired                       (186,112)          (3,648,702)          (54,540)         (1,115,259)
------------------------------------------------------------------------------------------------------------
Net Increase                           8,109,675        $ 160,460,235         8,560,373       $ 176,646,379
============================================================================================================
Class Z
Shares sold                            1,375,179        $  27,442,840         3,694,798       $  77,993,933
Shares reacquired                       (543,200)         (10,607,059)       (1,020,112)        (20,669,158)
------------------------------------------------------------------------------------------------------------
Net Increase                             831,979        $  16,835,781         2,674,686       $  57,324,775
============================================================================================================


17  Smith Barney Large Capitalization Growth Fund |
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class A Shares                                2002(1)(2)        2001(2)        2000(2)        1999(2)       1998(2)       1997(3)
===================================================================================================================================
Net Asset Value, Beginning of Period        $    20.30        $    22.31     $    23.94     $    17.41     $  12.28     $  11.88
Income (Loss) From Operations:
  Net investment income (loss)                   (0.03)            (0.05)         (0.10)         (0.06)       (0.04)        0.01
  Net realized and unrealized gain (loss)        (2.25)            (1.96)         (1.49)          6.92         5.20         0.39
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              (2.28)            (2.01)         (1.59)          6.86         5.16         0.40
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                             --                --             --             --        (0.02)          --
  Net realized gains                                --                --          (0.04)         (0.33)       (0.01)          --
  Capital                                           --                --          (0.00)*           --           --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 --                --          (0.04)         (0.33)       (0.03)          --
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    18.02        $    20.30     $    22.31     $    23.94     $  17.41     $  12.28
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                    (11.23)%++         (9.01)%        (6.67)%        39.50%       42.12%        3.37%++
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $  840,438        $  911,789     $  859,170     $  770,392     $324,664     $111,063
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        1.13%+            1.13%          1.12%          1.15%        1.19%        1.15%+
  Net investment income (loss)                   (0.26)+           (0.26)         (0.39)         (0.27)       (0.38)        0.38+
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              4%                8%             8%             9%          14%           1%
===================================================================================================================================

Class B Shares                                2002(1)(2)         2001(2)       2000(2)        1999(2)       1998(2)       1997(3)
===================================================================================================================================
Net Asset Value, Beginning of Period        $    19.67        $    21.78     $    23.56     $    17.26     $  12.26     $  11.88
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                            (0.09)            (0.21)         (0.29)         (0.22)       (0.17)       (0.01)
  Net realized and unrealized gain (loss)        (2.18)            (1.90)         (1.45)          6.85         5.19         0.39
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              (2.27)            (2.11)         (1.74)          6.63         5.02         0.38
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                             --                --             --             --        (0.01)          --
  Net realized gains                                --                --          (0.04)         (0.33)       (0.01)          --
  Capital                                           --                --          (0.00)*           --           --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 --                --          (0.04)         (0.33)       (0.02)          --
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    17.40        $    19.67     $    21.78     $    23.56     $  17.26     $  12.26
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                    (11.54)%++         (9.69)%        (7.42)%        38.51%       41.02%        3.20%++
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $1,215,079        $1,451,091     $1,760,246     $1,710,004     $636,464     $179,598
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        1.86%+            1.89%          1.86%          1.89%        1.95%        1.90%+
  Net investment loss                            (0.99)+           (1.03)         (1.14)         (1.01)       (1.14)       (0.37)+
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                               4%           8%8%        9%14%           1%
===================================================================================================================================

(1)   For the six months ended May 31, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)   For the period from August 29, 1997 (inception date) to November 30, 1997.
*     Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


18  Smith Barney Large Capitalization Growth Fund
                                         2002 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class L Shares                              2002(1)(2)         2001(2)        2000(2)        1999(2)       1998(2)(3)     1997(4)
===================================================================================================================================
Net Asset Value, Beginning of Period        $  19.67          $  21.78       $  23.56       $  17.26       $  12.26     $ 11.88
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                          (0.09)            (0.21)         (0.28)         (0.22)         (0.17)      (0.01)
  Net realized and unrealized gain (loss)      (2.18)            (1.90)         (1.46)          6.85           5.19        0.39
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            (2.27)            (2.11)         (1.74)          6.63           5.02        0.38
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           --                --             --             --          (0.01)         --
  Net realized gains                              --                --          (0.04)         (0.33)         (0.01)         --
  Capital                                         --                --          (0.00)*           --             --          --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                               --                --          (0.04)         (0.33)         (0.02)         --
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $  17.40          $  19.67       $  21.78       $  23.56       $  17.26     $ 12.26
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                  (11.54)%++         (9.69)%        (7.42)%        38.51%         41.02%       3.20%++
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $829,469          $922,953       $889,298       $677,792       $187,741     $37,224
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      1.89%+            1.89%          1.86%          1.89%          1.96%       1.90%+
  Net investment loss                          (1.02)            (1.03)         (1.14)         (1.01)         (1.14)      (0.38)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            4%                8%             8%             9%            14%          1%
===================================================================================================================================

Class Y Shares                              2002(1)(2)         2001(2)        2000(2)        1999(2)        1998(2)       1997(5)
===================================================================================================================================
Net Asset Value, Beginning of Period        $  20.61          $  22.57       $  24.14       $  17.49       $  12.29     $ 12.66
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)                  0.01              0.02          (0.01)          0.02          (0.00)*      0.01
  Net realized and unrealized gain (loss)      (2.29)            (1.98)         (1.52)          6.96           5.23       (0.38)
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            (2.28)            (1.96)         (1.53)          6.98           5.23       (0.37)
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           --                --             --             --          (0.02)         --
  Net realized gains                              --                --          (0.04)         (0.33)         (0.01)         --
  Capital                                         --                --          (0.00)*           --             --          --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                               --                --          (0.04)         (0.33)         (0.03)         --
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $  18.33          $  20.61       $  22.57       $  24.14       $  17.49     $ 12.29
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                  (11.06)%++         (8.68)%        (6.37)%        40.00%         42.61%      (2.92)%++
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $451,570          $340,522       $179,676       $186,369       $133,556     $84,758
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      0.77%             0.77%          0.76%          0.78%          0.83%       0.82%
  Net investment income (loss)                  0.10+             0.10          (0.04)          0.09          (0.02)       0.54+
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            4%                8%             8%             9%            14%          1%
===================================================================================================================================

(1)   For the six months ended May 31, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)   On June 12, 1998, Class C shares were renamed Class L shares.
(4)   For the period from August 29, 1997 (inception date) to November 30, 1997.
(5)   For the period from October 15, 1997 (inception date) to November 30,
      1997.
*     Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


19  Smith Barney Large Capitalization Growth Fund |

                     2002 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class Z Shares                              2002(1)(2)      2001(2)      2000(2)    1999(2)(3)
===============================================================================================
Net Asset Value, Beginning of Period        $  20.51       $  22.46     $  24.02     $ 19.48
-----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)                  0.01           0.02        (0.01)       0.02
  Net realized and unrealized gain (loss)      (2.27)         (1.97)       (1.51)       4.85
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            (2.26)         (1.95)       (1.52)       4.87
-----------------------------------------------------------------------------------------------
Less Distributions From:
  Net realized gains                              --             --        (0.04)      (0.33)
  Capital                                         --             --        (0.00)*        --
-----------------------------------------------------------------------------------------------
Total Distributions                               --             --        (0.04)      (0.33)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $  18.25       $  20.51     $  22.46     $ 24.02
-----------------------------------------------------------------------------------------------
Total Return                                  (11.02)%++      (8.68)%      (6.36)%     25.08%++
-----------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $158,566       $161,199     $116,429     $74,486
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      0.77%+         0.77%        0.76%       0.78%+
  Net investment income (loss)                  0.10+          0.10        (0.03)       0.11+
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            4%             8%           8%          9%
===============================================================================================

(1)   For the six months ended May 31, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)   For the period from January 4, 1999 (inception date) to November 30, 1999.
*     Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


20  Smith Barney Large Capitalization Growth Fund |
                                         2002 Semi-Annual Report to Shareholders

    SMITH BARNEY
LARGE CAPITALIZATION
     GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUSTEES

Herbert Barg
Alfred J. Bianchetti
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.

OFFICERS

Heath B. McLendon
President and Chief
Executive Officer

Lewis E. Daidone
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Alan J. Blake
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Smith Barney Fund Management LLC

DISTRIBUTORS

Salomon Smith Barney Inc.
PFS Distributors, Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

Travelers Bank & Trust, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

--------------------------------------------------------------------------------

Smith Barney Large Capitalization Growth Fund
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney Investment Trust -- Smith Barney Large Capitalization Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after August 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

        SALOMON SMITH BARNEY
----------------------------
A member of citigroup [LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

--------------------------------------------------------------------------------

                                 SMITH BARNEY
                               MID CAP CORE FUND
--------------------------------------------------------------------------------

           STYLE PURE SERIES  |  SEMI-ANNUAL REPORT  |  MAY 31, 2002



                              [LOGO] Smith Barney
                                     Mutual Funds
                Your Serious Money. Professionally Managed./SM/

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

[PHOTO]

Larry Weissman
    LARRY WEISSMAN, PORTFOLIO MANAGER

[PHOTO]

Susan Kempler
                        SUSAN KEMPLER, PORTFOLIO MANAGER

         Style Pure Series
   [GRAPHIC]

 Semi-Annual Report . May 31, 2002

 SMITH BARNEY
 MID CAP CORE FUND

      LARRY WEISSMAN

      Larry Weissman, CFA, has more than 17 years of securities business experience.

      Education: BS in Economics from Cornell University, MBA in Finance from Columbia University.

      SUSAN KEMPLER

      Susan Kempler has more than 15 years of securities business experience.

      Education: BS in Economics from Wharton School of Business of the University of Pennsylvania.

      FUND OBJECTIVE

      The Fund seeks long-term growth of capital by investing 80% of its assets in equity securities of medium-sized companies. Medium-sized companies are those that have market capitalizations within the market capitalization range of those companies in the S&P MidCap 400 Index at the time of the Fund's investment.

      FUND FACTS

      FUND INCEPTION
      September 1, 1998

      MANAGER TENURE
      -----------------
      5 Years (Larry Weissman)
      5 Years (Susan Kempler)

      MANAGER INVESTMENT
      INDUSTRY EXPERIENCE
      -----------------
      17 Years (Larry Weissman)
      15 Years (Susan Kempler)

          CLASS 1 CLASS A CLASS B CLASS L
-----------------------------------------
NASDAQ      N/A    SBMAX   SBMDX   SBMLX
-----------------------------------------
INCEPTION 9/12/00 9/1/98  9/1/98  9/1/98
-----------------------------------------

Average Annual Total Returns as of May 31, 2002*

                    Without Sales Charges/(1)/
                  Class 1 Class A Class B Class L
-------------------------------------------------
Six-Month+          3.21%   3.11%   2.70%   2.75%
-------------------------------------------------
One-Year           (7.43)  (7.64)  (8.40)  (8.35)
-------------------------------------------------
Since Inception++ (11.42)   17.94   17.05   17.06
-------------------------------------------------

                      With Sales Charges/(2)/
                  Class 1 Class A Class B Class L
-------------------------------------------------
Six Month+        (5.58)% (2.04)% (2.30)%   0.75%
-------------------------------------------------
One-Year          (15.31) (12.24) (12.98) (10.19)
-------------------------------------------------
Since Inception++ (15.88)   16.34   16.70   16.74
-------------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class 1, A and L shares of the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1, A and L shares reflect the deduction of the maximum initial sales charges of 8.50%, 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
+ Total return is not annualized, as it may not be representative of the total return for the year.
++ Inception date for Class A, B and L shares is September 1, 1998. Inception date for Class 1 shares is September 12, 2000.


What's Inside
Your Investment in the Smith Barney Mid Cap Core Fund . . . . . . . . . . . 1
Letter to Our Shareholders . . . . . . . . . . . . . . . . . . . . . . . . .2
Fund at a Glance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
Historical Performance . . . . . . . . . . . . . . . . . . . . . . . . . . .6
Growth of $10,000 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
Schedule of Investments . . . . . . . . . . . . . . . . . . . . . . . . . . 9
Statement of Assets and Liabilities . . . . . . . . . . . . . . . . . . . .13
Statement of Operations . . . . . . . . . . . . . . . . . . . . . . . . . .14
Statements of Changes in Net Assets . . . . . . . . . . . . . . . . . . . .15
Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . .16
Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . 20

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

             YOUR INVESTMENT IN THE SMITH BARNEY MID CAP CORE FUND


Portfolio managers Larry Weissman, Susan Kempler and their team follow a rigorous approach in identifying mid-cap companies not yet recognized by the investment community with established track records.

[GRAPHIC] An Innovative Investment Discipline
          Larry, Susan and their team look for mid-cap companies having management teams with a personal stake in the company, sustainable, competitive advantage through established leadership positions, and well-executed business plans.

[GRAPHIC] Unrecognized Companies with Growth Potential
          Your investment offers you the opportunity to participate in a Fund that seeks to invest in leading companies across the mid-capitalization spectrum. What are core stocks? We define core investments as those companies that exhibit predictable and consistent long term growth. We look for companies that exhibit attractive return potential relative to their growth expectations and we believe we can find this kind of company in a wide variety of sectors and industries.

[GRAPHIC] The Smith Barney Solution to Funds that Stray--The Style
          Pure Series
          The Style Pure Series is a selection of Smith Barney Mutual Funds that are the basic building blocks of asset allocation. This series of funds attempts to stay fully invested within their asset class and investment style, enabling investors to make asset allocation decisions in conjunction with their financial professionals.

[GRAPHIC] A Distinguished History of Managing Your Serious Money
          Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, Citigroup Asset Management unites the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

          At Citigroup Asset Management, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.


  1 Smith Barney Mid Cap Core Fund | 2002 Semi-Annual Report to Shareholders

Dear Shareholder,
We are pleased to provide the semi-annual report for the Smith Barney Mid Cap Core Fund ("Fund") for the period ended May 31, 2002. In this report, we summarize the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this information to be useful and informative.

Performance
For the six months ended May 31, 2002, the Fund's Class A shares, without sales charges, returned 3.11%. In comparison, the S&P MidCap 400 Index ("S&P MidCap")/1/ returned 9.86% for the same period. Of course, past performance is not indicative of future results.

Investment Objective and Approach
The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of medium-sized companies. Medium-sized companies are those whose market capitalization is within the range of market capitalizations for companies that comprise the S&P MidCap at the time of the Fund's investment. The size of the companies in the S&P MidCap changes with market conditions and the composition of the Index.

We focus on medium-capitalization companies that exhibit attractive growth characteristics. We select stocks by identifying those companies that exhibit the most favorable growth prospects and valuations relative to those growth characteristics. Our core philosophy is based on investing in leading companies across a broad cross section of sectors and industries. Our selection process focuses on companies that we perceive to have significant advantages and excellent competitive positions in the marketplace. In our view, companies that exhibit these characteristics are more likely to sustain more consistent growth than their competition. We also look for other attributes such as consistent growth, strong management, positive cash flow, high return on equity and improving financial condition.

Market Update
Concerns still exist surrounding corporate earnings, corporate governance and the economy, which have contributed to the market's volatility. At this point, it is our opinion that for the market to make a sustained move upward, we will need more earnings visibility and a higher growth trajectory.

As we stated in our last report, there are signs pointing toward acceleration in economic growth. Given that this recession was caused not only by a demand imbalance, but also by oversupply, it is quite clear when looking at corporate balance sheets for the last two quarters that inventories are finally for the most part below sustainable levels. Part of the overall sales growth generated in the first quarter of 2002 was indeed inventory replenishment. However, companies will have to step up production at some point if demand picks up, as real manufacturing and trade inventory-to-sales levels at the end of the first quarter were the lowest since 1974. The pick-up in demand from these levels is key, as it could lead to hiring again in Corporate America, which should then translate into continued spending by consumers. The other missing piece is an increase in corporate spending, which we believe is contingent on companies seeing stabilization in their businesses and a

--------
1The S&P MidCap is a market-value weighted index consisting of 400 domestic stocks chosen for market size, liquidity, and industry group representation. Please note that an investor cannot invest directly in an index.


  2 Smith Barney Mid Cap Core Fund | 2002 Semi-Annual Report to Shareholders few consecutive positive Gross Domestic Product ("GDP")/2/ reports. Re-acceleration in sales coupled with past cost cutting could result in a rebound in profits and margins. Thus, we believe we could be at the beginning of a new cycle.

Historically, at this point in the cycle, the market focus shifts to favoring stable growth stocks over value stocks. Employing a core strategy with a bias toward growth allows us to take advantage of the attractive relative price of long-term growth in this type of market. We believe that the opportunities present in the market today are more attractive than we have seen at any time in the last few years. We have positioned the Fund to benefit from a change in investor perception. As a result, our bias has become more positive and we have begun to slowly and measurably increase our exposure to stable growth stocks.

Fund Update
At the end of the period, the Fund had 89% of its assets invested in equity securities, 10% of its assets invested in mid-cap index futures and 1% of its assets invested in cash equivalents. We expect to reduce the percentage of the Fund's assets held in stock index futures over time as we attempt to take advantage of short-term price swings by purchasing our favored stocks at what we believe are opportune times. As of the end of the period, the median market capitalization of stocks held by the Fund was approximately $4 billion, with the top 10 securities representing about 20% of net assets. At the close of the period, the Fund's largest sector concentrations were in finance, commercial services, technology and healthcare. While we continue to emphasize these sectors, we have selectively added to our holdings in several other sectors in which the Fund had previously been underweight relative to the S&P MidCap, including the industrial services and consumer services sectors.

Although our largest holdings represent a number of different industries, they all share inherent competitive advantages that we expect will result in stable and consistent growth. For example, Ambac Financial Group, Inc. is a leader in the insurance industry. We believe Electronic Arts Inc., a leader in entertainment software for the personal computer, Internet and video console games, should continue to benefit from console sales. L-3 Communications Holdings, Inc. is a defense electronics company with a well-regarded management team and proven track record of earnings and performance. Lastly, North Fork Bancorporation, Inc. is benefiting from further branch expansion in the largest banking market in the country.

Outlook
In these admittedly trying times, we are trying to manage the Fund relatively conservatively by maintaining diversification across sectors, industries and individual stocks. Although the market has been extremely volatile, we feel our focus on buying and holding higher-quality, well-managed and well-positioned companies should help the Fund weather market corrections and reward investors with consistent and superior performance.

--------
2 GDP is the market value of goods and services produced by labor and property in a given country.


  3 Smith Barney Mid Cap Core Fund | 2002 Semi-Annual Report to Shareholders

Thank you for your investment in the Smith Barney Mid Cap Core Fund. We look forward to helping you pursue your investment goals in the years ahead.

Sincerely,


       /s/ Heath B. McLendon /s/ Lawrence Weissman     /s/ Susan Kempler

       Heath B. McLendon     Lawrence B. Weissman, CFA Susan Kempler
       Chairman              Vice President and        Vice President and
                             Investment Officer        Investment Officer

June 14, 2002

The information provided in this letter is for informational purposes only and should not be construed as a recommendation to purchase or sell any individual security. Such information represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 9 through 12 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of May 31, 2002 and is subject to change.


  4 Smith Barney Mid Cap Core Fund | 2002 Semi-Annual Report to Shareholders

            SMITH BARNEY MID CAP CORE FUND at a Glance (unaudited)


 TOP TEN HOLDINGS*+

        1. L-3 Communications Holdings, Inc........................ 3.0%
        2. SPX Corp................................................ 2.7
        3. North Fork Bancorporation, Inc.......................... 2.6
        4. Ambac Financial Group, Inc.............................. 2.3
        5. Weatherford International, Inc.......................... 2.2
        6. Danaher Corp............................................ 2.2
        7. Electronic Arts Inc..................................... 1.9
        8. The BISYS Group, Inc.................................... 1.8
        9. The Pepsi Bottling Group, Inc........................... 1.8
       10. International Flavors & Fragrances Inc.................. 1.8

                          INDUSTRY DIVERSIFICATION*+


        [CHART]

15.1%  Commercial Services
 5.9%  Consumer Durables
 4.1%  Consumer Non-Durables
 4.0%  Consumer Services
22.5%  Finance
 5.2%  Health Care - Drugs
 7.3%  Health Care - Services
 5.5%  Industrial Services
 7.6%  Retail
13.7%  Technology
 9.1%  Other

                            INVESTMENT BREAKDOWN*++


                  [CHART]

      Repurchase Agreement   11.3%
      Common Stock           88.7%


* All information is as of May 31, 2002. Please note that Fund holdings are subject to change.
+ As a percentage of total common stock.
++As a percentage of total investments.


  5 Smith Barney Mid Cap Core Fund | 2002 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS 1 SHARES


                              Net Asset Value
                            ------------------------
                            Beginning         End     Income   Capital Gain      Total
Period Ended                of Period      of Period Dividends Distributions  Returns/(1)+/
-------------------------------------------------------------------------------------------
5/31/02                      $18.70         $19.30     $0.00       $0.00          3.21%++
------------------------------------------------------------------------------------------
11/30/01                      19.91          18.70      0.00        0.00         (6.08)
------------------------------------------------------------------------------------------
Inception* -- 11/30/00        25.17          19.91      0.00        1.33        (16.23)++
------------------------------------------------------------------------------------------
Total                                                  $0.00       $1.33
------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS A SHARES

                              Net Asset Value
                            ------------------------
                            Beginning         End     Income   Capital Gain      Total
Period Ended                of Period      of Period Dividends Distributions  Returns/(1)+/
-------------------------------------------------------------------------------------------
5/31/02                      $18.63         $19.21     $0.00       $0.00          3.11%++
------------------------------------------------------------------------------------------
11/30/01                      19.89          18.63      0.00        0.00         (6.33)
------------------------------------------------------------------------------------------
11/30/00                      17.74          19.89      0.00        1.47         19.59
------------------------------------------------------------------------------------------
11/30/99                      13.63          17.74      0.01        0.55         34.36
------------------------------------------------------------------------------------------
Inception* -- 11/30/98        11.40          13.63      0.00        0.00         19.56++
------------------------------------------------------------------------------------------
Total                                                  $0.01       $2.02
------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                              Net Asset Value
                            ------------------------
                            Beginning         End     Income   Capital Gain      Total
Period Ended                of Period      of Period Dividends Distributions  Returns/(1)+/
-------------------------------------------------------------------------------------------
5/31/02                      $18.16         $18.65     $0.00       $0.00          2.70%++
------------------------------------------------------------------------------------------
11/30/01                      19.54          18.16      0.00        0.00         (7.06)
------------------------------------------------------------------------------------------
11/30/00                      17.58          19.54      0.00        1.47         18.68
------------------------------------------------------------------------------------------
11/30/99                      13.60          17.58      0.00        0.55         33.43
------------------------------------------------------------------------------------------
Inception* -- 11/30/98        11.40          13.60      0.00        0.00         19.30++
------------------------------------------------------------------------------------------
Total                                                  $0.00       $2.02
------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS L SHARES

                              Net Asset Value
                            ------------------------
                            Beginning         End     Income   Capital Gain      Total
Period Ended                of Period      of Period Dividends Distributions  Returns/(1)+/
-------------------------------------------------------------------------------------------
5/31/02                      $18.16         $18.66     $0.00       $0.00          2.75%++
------------------------------------------------------------------------------------------
11/30/01                      19.54          18.16      0.00        0.00         (7.06)
------------------------------------------------------------------------------------------
11/30/00                      17.57          19.54      0.00        1.47         18.75
------------------------------------------------------------------------------------------
11/30/99                      13.60          17.57      0.00        0.55         33.35
------------------------------------------------------------------------------------------
Inception* -- 11/30/98        11.40          13.60      0.00        0.00         19.30++
------------------------------------------------------------------------------------------
Total                                                  $0.00       $2.02
------------------------------------------------------------------------------------------


  6 Smith Barney Mid Cap Core Fund | 2002 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS Y SHARES

                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain      Total
Period Ended           of Period of Period Dividends Distributions  Returns/(1)+/
---------------------------------------------------------------------------------
5/31/02                 $18.82    $19.44     $0.00       $0.00          3.29%++
--------------------------------------------------------------------------------
11/30/01                 20.02     18.82      0.00        0.00         (5.99)
--------------------------------------------------------------------------------
11/30/00                 17.78     20.02      0.00        1.47         20.06
--------------------------------------------------------------------------------
Inception* -- 11/30/99   13.65     17.78      0.01        0.55         34.49++
--------------------------------------------------------------------------------
Total                                        $0.01       $2.02
--------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

                                            Without Sales Charges/(1)/
                                    ------------------------------------------
                                    Class 1  Class A  Class B  Class L Class Y
------------------------------------------------------------------------------
Six Months Ended 5/31/02++            3.21%    3.11%    2.70%    2.75%   3.29%
-----------------------------------------------------------------------------
Year Ended 5/31/02                   (7.43)   (7.64)   (8.40)   (8.35)  (7.30)
-----------------------------------------------------------------------------
Inception* through 5/31/02          (11.42)   17.94    17.05    17.06   13.75
-----------------------------------------------------------------------------

                                             With Sales Charges/(2)/
                                    ------------------------------------------
                                    Class 1  Class A  Class B  Class L Class Y
------------------------------------------------------------------------------
Six Months Ended 5/31/02++           (5.58)%  (2.04)%  (2.30)%   0.75%   3.29%
-----------------------------------------------------------------------------
Year Ended 5/31/02                  (15.31)  (12.24)  (12.98)  (10.19)  (7.30)
-----------------------------------------------------------------------------
Inception* through 5/31/02          (15.88)   16.34    16.70    16.74   13.75
-----------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+

                                                    Without Sales Charges/(1)/
------------------------------------------------------------------------------
Class 1 (Inception* through 5/31/02)                         (18.80)%
----------------------------------------------------------------------------
Class A (Inception* through 5/31/02)                          85.54
----------------------------------------------------------------------------
Class B (Inception* through 5/31/02)                          80.30
----------------------------------------------------------------------------
Class L (Inception* through 5/31/02)                          80.40
----------------------------------------------------------------------------
Class Y (Inception* through 5/31/02)                          56.78
----------------------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1, A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1, A and L shares reflect the deduction of the maximum initial sales charges of 8.50%, 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 * Inception date for Class A, B and L shares is September 1, 1998. Inception dates for Class 1 and Y shares are September 12, 2000 and December 3, 1998, respectively.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.


  7 Smith Barney Mid Cap Core Fund | 2002 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)

Growth of $10,000 Invested in Class A, B and L Shares of the Smith Barney Mid Cap Core Fund vs. S&P MidCap 400 Index+
--------------------------------------------------------------------------------
                          September 1998 -- May 2002

                                     [CHART]

             Smith Barney        Smith Barney         Smith Barney
            Mid Cap Core Fund   Mid Cap Core Fund    Mid Cap Core Fund          S&P
           -- Class A Shares   -- Class B Shares    -- Class L Shares     MidCap 400 Index
            ----------------   ----------------    ----------------       ----------------
 Sep 1, 98      $ 9,500             $10,000             $ 9,896               $10,000
    Nov 98       11,358              11,930              11,806                12,505
    May 99       13,689              14,333              14,184                14,218
    Nov 99       15,261              15,918              15,743                15,178
    May 00       18,619              19,343              19,141                17,269
    Nov 00       18,251              18,891              18,694                17,552
    May 01       19,086              19,684              19,479                19,155
    Nov 01       17,094              17,357              17,374                17,856
May 31, 02       17,627              17,830              17,852                19,617

+Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on September 1, 1998, assuming deduction of the maximum 5.00% and 1.00% sales charge at the time of investment for Class A and L shares, respectively; and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and L shares, respectively. It also assumes reinvestment of dividends and capital gains, if any, through May 31, 2002. The S&P MidCap 400 Index is a market-value weighted index, consisting of 400 domestic stocks chosen for market size liquidating and industry group representation. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor may not invest directly in an index. The performance of the Fund's other class may be greater or less than the Class A, B and L shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


  8 Smith Barney Mid Cap Core Fund | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED)                   MAY 31, 2002



   SHARES                       SECURITY                           VALUE
   --------------------------------------------------------------------------
   COMMON STOCK -- 88.7%
   Commercial Services -- 13.3%
   374,506 Advent Software, Inc.*                              $   14,942,789
    76,700 Affiliated Computer Services, Inc., Class A Shares*      4,267,588
   119,850 American Standard Cos. Inc.*                             9,048,675
   356,660 Danaher Corp.+                                          24,830,669
   229,625 Engelhard Corp.                                          7,145,930
   102,400 Expeditors International of Washington, Inc.             6,051,840
   480,883 FactSet Research Systems Inc.                           15,676,786
   615,835 Imax Corp.*                                              4,403,220
   590,400 International Flavors & Fragrances Inc.+                20,109,024
   152,645 Jacobs Engineering Group Inc.                            5,860,042
   169,525 OM Group, Inc.                                          11,120,840
   215,850 Performance Food Group Co.*                              8,103,009
   192,000 Raytheon Co.                                             8,486,400
   289,315 SunGard Data Systems Inc.*                               8,135,538
   197,661 The St. Joe Co.                                          6,327,129
   384,050 Teradyne, Inc.*                                         10,400,074
   143,068 Weight Watchers International, Inc.*                     5,935,891
   --------------------------------------------------------------------------
                                                                  170,845,444
   --------------------------------------------------------------------------
   Consumer Durables -- 5.3%
   336,280 Electronic Arts Inc.*                                   21,521,920
   292,000 Harley-Davidson, Inc.                                   15,353,360
   221,545 SPX Corp.                                               30,462,437
   --------------------------------------------------------------------------
                                                                   67,337,717
   --------------------------------------------------------------------------
   Consumer Non-Durables -- 3.6%
   298,550 Alberto-Culver Co., Class A Shares                      14,760,312
   176,435 Hain Celestial Group, Inc.*                              3,031,153
   342,450 Hormel Foods Corp.                                       8,359,204
   616,094 The Pepsi Bottling Group, Inc.                          20,343,424
   --------------------------------------------------------------------------
                                                                   46,494,093
   --------------------------------------------------------------------------
   Consumer Services -- 3.6%
   172,250 The E.W. Scripps Co., Class A Shares                    13,209,852
   212,550 Entercom Communications Corp.*                          11,169,502
   101,825 Lin TV Corp., Class A Shares*                            2,779,823
   465,550 Univision Communications Inc., Class A Shares*          18,622,000
   --------------------------------------------------------------------------
                                                                   45,781,177
   --------------------------------------------------------------------------
   Energy -- 3.1%
   173,650 Murphy Oil Corp.                                        16,052,206
   374,600 Nabors Industries, Inc.*                                16,444,940
   210,380 Newfield Exploration Co.*                                7,586,303
   --------------------------------------------------------------------------
                                                                   40,083,449
   --------------------------------------------------------------------------
   Finance -- 19.9%
   394,747 Ambac Financial Group, Inc.+                            26,590,158
    27,887 Annuity and Life Re (Holdings), Ltd.                       495,831
   446,350 Arthur J. Gallagher & Co.                               15,733,837
   586,950 The BISYS Group, Inc.*+                                 20,408,251
   204,275 Capital One Financial Corp.                             12,754,931

                      See Notes to Financial Statements.


  9 Smith Barney Mid Cap Core Fund | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)         MAY 31, 2002



   SHARES                       SECURITY                           VALUE
   --------------------------------------------------------------------------
   Finance -- 19.9% (continued)
   356,886 Commerce Bancorp, Inc.                              $   17,180,492
   263,500 Doral Financial Corp.+                                  10,550,540
   411,230 IndyMac Bancorp, Inc.*                                   9,511,750
   126,750 Investment Technology Group, Inc.*                       4,613,700
   255,150 Investors Financial Services Corp.                      19,712,889
   312,050 IPC Holdings, Ltd.                                       9,710,996
   154,850 M&T Bank Corp.                                          13,498,275
   311,800 Mercantile Bankshares Corp.                             12,955,290
   681,400 National Commerce Financial Corp.                       18,861,152
   250,970 Nationwide Financial Services, Inc., Class A Shares     10,829,355
   759,600 North Fork Bancorporation, Inc.                         29,859,876
   210,700 PartnerRe Ltd.                                          10,636,136
   456,315 Waddell & Reed Financial, Inc., Class A Shares          11,270,980
   --------------------------------------------------------------------------
                                                                  255,174,439
   --------------------------------------------------------------------------
   Healthcare - Drugs -- 4.6%
   258,655 Affymetrix, Inc.*                                        6,194,787
   241,800 Cephalon, Inc.*                                         12,955,644
   174,300 Gilead Sciences, Inc.*                                   6,215,538
   255,000 IDEC Pharmaceuticals Corp.*                             10,936,950
   232,730 Sepracor Inc.*                                           2,725,268
   288,850 Teva Pharmaceutical Industries Ltd., Sponsored ADR      19,361,616
   --------------------------------------------------------------------------
                                                                   58,389,803
   --------------------------------------------------------------------------
   Healthcare - Services -- 6.5%
   304,530 Alcon, Inc.*                                            11,779,220
   143,940 Anthem, Inc.*                                           10,205,346
   265,100 Lincare Holdings, Inc.*                                  7,868,168
   130,050 Patterson Dental Co.*                                    6,555,821
   172,764 Quest Diagnostics Inc.*                                 15,103,029
   364,300 Universal Health Services Inc., Class B Shares          18,076,566
   386,071 Zimmer Holdings, Inc.*                                  13,504,764
   --------------------------------------------------------------------------
                                                                   83,092,914
   --------------------------------------------------------------------------
   Industrial Services -- 4.9%
   190,550 Air Products and Chemicals, Inc.                         9,556,083
   259,990 Cooper Cameron Corp.*                                   14,629,637
   387,890 Diamond Offshore Drilling, Inc.                         13,083,530
   503,150 Weatherford International, Inc.*                        25,333,603
   --------------------------------------------------------------------------
                                                                   62,602,853
   --------------------------------------------------------------------------
   Process Industries -- 1.1%
   310,300 Ecolab Inc.+                                            14,795,104
   --------------------------------------------------------------------------
   Retail -- 6.8%
   164,600 Abercrombie & Fitch Co., Class A Shares*+                4,773,400
    23,850 Aeropostale, Inc.*                                         632,025
   201,800 Barnes & Noble, Inc.*                                    6,209,386
   268,500 Bed Bath & Beyond Inc.*                                  9,209,550
    61,350 Best Buy Co., Inc.*                                      2,834,370
   218,500 Circuit City Stores -- Circuit City Group                5,005,835
   305,025 Dollar Tree Stores, Inc.*                               12,283,357

                      See Notes to Financial Statements.


  10 Smith Barney Mid Cap Core Fund | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)         MAY 31, 2002



           SHARES               SECURITY                  VALUE
           ---------------------------------------------------------
           Retail -- 6.8% (continued)
           125,300 Federated Department Stores, Inc.* $    5,188,673
           509,750 Landry's Restaurants, Inc.             12,947,650
           153,800 Nordstrom, Inc.                         3,786,556
           266,300 Outback Steakhouse, Inc.*              10,553,469
           311,450 Ross Stores, Inc.                      13,130,732
           ---------------------------------------------------------
                                                          86,555,003
           ---------------------------------------------------------
           Technology -- 12.1%
           864,600 BEA Systems, Inc.*                      9,303,096
           591,650 BMC Software, Inc.*                    10,004,802
            87,900 Business Objects S.A.*                  2,507,787
           202,015 CDW Computer Centers, Inc.*            10,535,082
           248,250 Exar Corp.*                             5,354,753
           421,150 GlobespanVirata, Inc.*                  1,970,982
           210,470 Intuit Inc.*+                           9,203,853
           318,010 Jabil Circuit, Inc.*                    7,301,510
           539,020 L-3 Communications Holdings, Inc.*     34,012,162
           137,790 Lexmark International, Inc.*            8,604,985
           190,385 Mercury Interactive Corp.*              6,446,436
           357,150 Micrel, Inc.*                           7,478,721
           189,000 Microchip Technology Inc.*              5,651,100
           817,925 Network Associates, Inc.*              15,826,849
           391,650 Quest Software, Inc.*                   5,483,100
           274,900 Semtech Corp.*                          9,038,712
           354,010 Siebel Systems, Inc.*                   6,460,682
           ---------------------------------------------------------
                                                         155,184,612
           ---------------------------------------------------------
           Transportation -- 0.7%
           375,400 Royal Caribbean Cruises Ltd.            8,450,254
           ---------------------------------------------------------
           Utilities -- 3.2%
           270,450 Allegheny Energy, Inc.                  9,717,269
           321,050 DPL Inc.                                8,494,983
           356,100 KeySpan Corp.                          13,481,946
           180,750 NSTAR                                   8,676,000
           ---------------------------------------------------------
                                                          40,370,198
           ---------------------------------------------------------
                   TOTAL COMMON STOCK
                   (Cost -- $958,051,528)              1,135,157,060
           ---------------------------------------------------------

                      See Notes to Financial Statements.


  11 Smith Barney Mid Cap Core Fund | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)         MAY 31, 2002



    FACE
   AMOUNT                                                 SECURITY                                                  VALUE
------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 11.3%
$143,903,000 CIBC Wood Gundy Securities Corp., 1.720% due 6/3/02; Proceeds at maturity -- $143,923,626;
               (Fully collateralized by U.S. Treasury Bills & Notes, 0.000% to 3.000% due 11/29/02 to 11/30/03;
               Market value -- $146,781,438) (Cost -- $143,903,000)                                             $  143,903,000
------------------------------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $1,101,954,528**)                                                                         $1,279,060,060
------------------------------------------------------------------------------------------------------------------------------

 *Non-income producing security.

 +A portion of this security has been segregated for futures contracts commitments.

**Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:
  ADR -- American Depository Receipt.

                      See Notes to Financial Statements.


  12 Smith Barney Mid Cap Core Fund | 2002 Semi-Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)     MAY 31, 2002


ASSETS:
   Investments, at value (Cost -- $958,051,528)                                    $1,135,157,060
   Repurchase agreement, at value (Cost -- $143,903,000)                              143,903,000
   Cash                                                                                       343
   Receivable for securities sold                                                      11,881,980
   Receivable for Fund shares sold                                                      1,520,572
   Receivable from broker -- variation margin                                             147,600
   Dividends and interest receivable                                                      415,890
-------------------------------------------------------------------------------------------------
   Total Assets                                                                     1,293,026,445
-------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                                     9,007,596
   Management fee payable                                                                 807,843
   Distribution fees payable                                                              354,629
   Payable for Fund shares purchased                                                       50,067
   Accrued expenses                                                                       301,307
-------------------------------------------------------------------------------------------------
   Total Liabilities                                                                   10,521,442
-------------------------------------------------------------------------------------------------
Total Net Assets                                                                   $1,282,505,003
-------------------------------------------------------------------------------------------------
NET ASSETS:
   Par value of shares of beneficial interest                                      $       68,011
   Capital paid in excess of par value                                              1,187,896,149
   Accumulated net investment loss                                                     (5,958,614)
   Accumulated net realized loss from security transactions and futures contracts     (75,198,257)
   Net unrealized appreciation of investments and futures contracts                   175,697,714
-------------------------------------------------------------------------------------------------
Total Net Assets                                                                   $1,282,505,003
-------------------------------------------------------------------------------------------------
Shares Outstanding:
   Class 1                                                                                260,037
-------------------------------------------------------------------------------------------
   Class A                                                                             16,994,821
-------------------------------------------------------------------------------------------
   Class B                                                                             25,910,635
-------------------------------------------------------------------------------------------
   Class L                                                                             19,808,672
-------------------------------------------------------------------------------------------
   Class Y                                                                              5,037,009
-------------------------------------------------------------------------------------------
Net Asset Value:
   Class 1 (and redemption price)                                                          $19.30
-------------------------------------------------------------------------------------------
   Class A (and redemption price)                                                          $19.21
-------------------------------------------------------------------------------------------
   Class B *                                                                               $18.65
-------------------------------------------------------------------------------------------
   Class L **                                                                              $18.66
-------------------------------------------------------------------------------------------
   Class Y (and redemption price)                                                          $19.44
-------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class 1 (net asset value plus 9.29% of net asset value per share)                       $21.09
-------------------------------------------------------------------------------------------
   Class A (net asset value plus 5.26% of net asset value per share)                       $20.22
-------------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)                       $18.85
-------------------------------------------------------------------------------------------------

 *Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed less than one year from initial purchase (See Note 2).

**Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


  13 Smith Barney Mid Cap Core Fund | 2002 Semi-Annual Report to Shareholders

 STATEMENT OF OPERATIONS (UNAUDITED)    FOR THE SIX MONTHS ENDED MAY 31, 2002


INVESTMENT INCOME:
   Dividends                                                                    $  3,020,052
   Interest                                                                        1,324,760
--------------------------------------------------------------------------------------------
   Total Investment Income                                                         4,344,812
--------------------------------------------------------------------------------------------
EXPENSES:
   Management fee (Note 2)                                                         4,740,851
   Distribution fees (Note 2)                                                      4,574,595
   Shareholder and system servicing fees                                             791,879
   Registration fees                                                                  87,119
   Shareholder communications                                                         45,150
   Audit and legal                                                                    20,273
   Custody                                                                            19,210
   Trustees' fees                                                                     18,963
   Other                                                                               5,386
--------------------------------------------------------------------------------------------
   Total Expenses                                                                 10,303,426
--------------------------------------------------------------------------------------------
Net Investment Loss                                                               (5,958,614)
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 6):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)                     (47,441,842)
     Futures contracts                                                            19,330,989
--------------------------------------------------------------------------------------------
   Net Realized Loss                                                             (28,110,853)
--------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments and Futures Contracts:
     Beginning of period                                                         106,879,937
     End of period                                                               175,697,714
--------------------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                                        68,817,777
--------------------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                                     40,706,924
--------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                          $ 34,748,310
--------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


  14 Smith Barney Mid Cap Core Fund | 2002 Semi-Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS



For the Six Months Ended May 31, 2002 (unaudited) and the Year Ended November 30, 2001

                                                             2002            2001
---------------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                                  $   (5,958,614) $   (7,225,798)
   Net realized loss                                       (28,110,853)    (45,712,327)
   Increase (decrease) in net unrealized appreciation       68,817,777     (44,735,477)
--------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations        34,748,310     (97,673,602)
--------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
   Net proceeds from sale of shares                        152,414,207     525,141,267
   Cost of shares reacquired                              (115,058,123)   (388,977,650)
--------------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions      37,356,084     136,163,617
--------------------------------------------------------------------------------------
Increase in Net Assets                                      72,104,394      38,490,015

NET ASSETS:
   Beginning of period                                   1,210,400,609   1,171,910,594
--------------------------------------------------------------------------------------
   End of period*                                       $1,282,505,003  $1,210,400,609
--------------------------------------------------------------------------------------
* Includes accumulated net investment loss of:             $(5,958,614)             --
--------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


  15 Smith Barney Mid Cap Core Fund | 2002 Semi-Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. Significant Accounting Policies
Smith Barney Mid Cap Core Fund ("Fund") is a separate diversified investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and four other separate investment funds: Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Large Capitalization Growth Fund and Smith Barney S&P 500 Index Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the bid price. Investments in securities for which market quotations are not available are valued at fair value as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method;
(f) direct expenses are charged to each class; investment advisory fees and general Fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At November 30, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $7,225,798 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Management Agreement and Other Transactions
Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the six months ended May 31, 2002, the Fund paid transfer agent fees of $565,507 to TB&T.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund's distributors. In addition, SSB acts as the primary broker for the Fund's agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group. For the six months ended May 31, 2002, SSB received brokerage commissions of $47,016.


  16 Smith Barney Mid Cap Core Fund | 2002 Semi-Annual Report to Shareholders

There are maximum initial sales charges of 8.50%, 5.00% and 1.00% for Class 1, A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended May 31, 2002, SSB and its affiliates received sales charges of approximately $16,000, $982,000 and $353,000 on sales of the Fund's Class 1, A and L shares, respectively. In addition, for the six months ended May 31, 2002, CDSCs paid to SSB and its affiliates were approximately:

                                                 Class A     Class B    Class L
--------------------------------------------------------------------------------
CDSCs                                             $2,000     $571,000   $23,000
--------------------------------------------------------------------------------

Pursuant to a Distribution Plan the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the six months ended May 31, 2002, total Distribution Plan fees were as follows:

                                                Class A     Class B    Class L
--------------------------------------------------------------------------------
Distribution Plan Fees                          $398,324  $2,377,464  $1,798,807
--------------------------------------------------------------------------------

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.

3. Investments
During the six months ended May 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                                           $526,749,291
--------------------------------------------------------------------------------
Sales                                                                543,843,920
--------------------------------------------------------------------------------

At May 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                      $234,128,256
Gross unrealized depreciation                                       (57,022,724)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $177,105,532
--------------------------------------------------------------------------------

4. Repurchase Agreements
The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


  17 Smith Barney Mid Cap Core Fund | 2002 Semi-Annual Report to Shareholders

5. Lending of Portfolio Securities
The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At May 31, 2002, the Fund did not have any securities on loan.

6. Futures Contracts
Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At May 31, 2002, the Fund had the following open futures contracts:

                            # of                  Basis        Market     Unrealized
Purchased Contracts       Contracts Expiration    Value        Value         Loss
-------------------------------------------------------------------------------------
MidCap 400 Index             492       6/02    $131,504,918 $130,907,100 $(1,407,818)
------------------------------------------------------------------------------------

7. Option Contracts
Premiums paid when put or call options are purchased by the Fund represents investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At May 31, 2002, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount


  18 Smith Barney Mid Cap Core Fund | 2002 Semi-Annual Report to Shareholders of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the six months ended May 31, 2002, the Fund did not enter into any written covered call or put option contracts.

8. Capital Loss Carryforward
At November 30, 2001, the Fund had, for Federal income tax purposes, approximately $28,924,000 of unused capital loss carryforwards available to offset future capital gains through November 30, 2009. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed.

9. Shares of Beneficial Interest
At May 31, 2002, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                           Six Months Ended              Year Ended
                             May 31, 2002            November 30, 2001
                       ------------------------  -------------------------
                         Shares       Amount       Shares        Amount
     ----------------------------------------------------------------------
     Class 1
     Shares sold           49,663  $    963,030      78,992  $   1,572,184
     Shares reacquired    (18,739)     (359,791)    (27,750)      (555,005)
     ----------------------------------------------------------------------
     Net Increase          30,924  $    603,239      51,242  $   1,017,179
     ----------------------------------------------------------------------
     Class A
     Shares sold        2,552,208  $ 49,206,503  10,027,395  $ 202,984,836
     Shares reacquired (1,756,070)  (33,814,902) (8,042,653)  (161,579,807)
     ----------------------------------------------------------------------
     Net Increase         796,138  $ 15,391,601   1,984,742  $  41,405,029
     ----------------------------------------------------------------------
     Class B
     Shares sold        2,840,970  $ 53,190,148   6,290,074  $ 122,350,999
     Shares reacquired (2,098,710)  (39,231,311) (4,500,156)   (84,458,110)
     ----------------------------------------------------------------------
     Net Increase         742,260  $ 13,958,837   1,789,918  $  37,892,889
     ----------------------------------------------------------------------
     Class L
     Shares sold        2,606,083  $ 48,880,237   6,183,459  $ 122,377,779
     Shares reacquired (1,576,232)  (29,476,561) (3,028,239)   (56,321,819)
     ----------------------------------------------------------------------
     Net Increase       1,029,851  $ 19,403,676   3,155,220  $  66,055,960
     ----------------------------------------------------------------------
     Class Y
     Shares sold            8,925  $    174,289   4,282,467  $  75,855,469
     Shares reacquired   (626,527)  (12,175,558) (4,797,653)   (86,062,909)
     ----------------------------------------------------------------------
     Net Decrease        (617,602) $(12,001,269)   (515,186) $ (10,207,440)
     ----------------------------------------------------------------------


  19 Smith Barney Mid Cap Core Fund | 2002 Semi-Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS



For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

  Class 1 Shares                           2002/(1)(2)/ 2001/(2)/ 2000/(2)(3)/
  ----------------------------------------------------------------------------
  Net Asset Value, Beginning of Period       $18.70      $19.91     $25.17
  ----------------------------------------------------------------------------
  Income (Loss) From Operations:
   Net investment income (loss)               (0.03)       0.03       0.04
   Net realized and unrealized gain (loss)     0.63       (1.24)     (3.97)
  ----------------------------------------------------------------------------
  Total Income (Loss) From Operations          0.60       (1.21)     (3.93)
  ----------------------------------------------------------------------------
  Less Distributions From:
   Net investment income                         --          --         --
   Net realized gains                            --          --      (1.33)
  ----------------------------------------------------------------------------
  Total Distributions                            --          --      (1.33)
  ----------------------------------------------------------------------------
  Net Asset Value, End of Period             $19.30      $18.70     $19.91
  ----------------------------------------------------------------------------
  Total Return                                 3.21%++    (6.08)%   (16.23)%++
  ----------------------------------------------------------------------------
  Net Assets, End of Period (000s)           $5,018      $4,284     $3,542
  ----------------------------------------------------------------------------
  Ratios to Average Net Assets:
   Expenses                                    1.03%+      0.89%      0.88%+
   Net investment income (loss)               (0.34)+      0.15       0.72+
  ----------------------------------------------------------------------------
  Portfolio Turnover Rate                        47%         49%        69%
  ----------------------------------------------------------------------------

(1)For the six months ended May 31, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from September 12, 2000 (inception date) to November 30,
    2000.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.



  20 Smith Barney Mid Cap Core Fund | 2002 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class A Shares                           2002/(1)(2)/  2001/(2)/  2000/(2)/ 1999/(2)/ 1998/(3)/
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $18.63      $19.89      $17.74    $13.63   $11.40
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)                (0.04)      (0.02)       0.07      0.04     0.02
 Net realized and unrealized gain (loss)      0.62       (1.24)       3.55      4.63     2.21
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.58       (1.26)       3.62      4.67     2.23
------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                          --          --          --     (0.01)      --
 Net realized gains                             --          --       (1.47)    (0.55)      --
------------------------------------------------------------------------------------------------
Total Distributions                             --          --       (1.47)    (0.56)      --
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $19.21      $18.63      $19.89    $17.74   $13.63
------------------------------------------------------------------------------------------------
Total Return                                  3.11%++    (6.33)%     19.59%    34.36%   19.56%++
------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)          $326,512    $301,707    $282,739  $130,534  $36,760
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                     1.15%+      1.16%       1.15%     1.16%    1.27%+
 Net investment income (loss)                (0.46)+  (0.12)          0.31      0.21     0.78+
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         47%         49%         69%       61%      15%
------------------------------------------------------------------------------------------------

Class B Shares                           2002/(1)(2)/  2001/(2)/  2000/(2)/ 1999/(2)/ 1998/(3)/
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $18.16      $19.54      $17.58    $13.60   $11.40
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)                (0.12)      (0.17)      (0.10)    (0.09)    0.00*
 Net realized and unrealized gain (loss)      0.61       (1.21)       3.53      4.62     2.20
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.49       (1.38)       3.43      4.53     2.20
------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                          --          --          --        --       --
 Net realized gains                             --          --       (1.47)    (0.55)      --
------------------------------------------------------------------------------------------------
Total Distributions                             --          --       (1.47)    (0.55)      --
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $18.65      $18.16      $19.54    $17.58   $13.60
------------------------------------------------------------------------------------------------
Total Return                                  2.70%++    (7.06)%     18.68%    33.43%   19.30%++
------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)          $483,328    $456,946    $456,844  $245,317  $69,153
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                     1.95%+      1.94%       1.90%     1.90%    2.01%+
 Net investment income (loss)                (1.26)+     (0.89)      (0.44)    (0.54)    0.02+
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         47%         49%         69%       61%      15%
------------------------------------------------------------------------------------------------

(1) For the six months ended May 31, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from September 1, 1998 (inception date) to November 30, 1998.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.



  21 Smith Barney Mid Cap Core Fund | 2002 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class L Shares                           2002/(1)(2)/ 2001/(2)/  2000/(2)/  1999/(2)/    1998/(3)/
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $18.16      $19.54     $17.57     $13.60       $11.40
--------------------------------------------------------------------------------------  ---------
Income (Loss) From Operations:
  Net investment income (loss)               (0.11)      (0.16)     (0.10)     (0.09)        0.00*
  Net realized and unrealized gain
   (loss)                                     0.61       (1.22)      3.54       4.61         2.20
--------------------------------------------------------------------------------------  ---------
Total Income (Loss) From Operations           0.50       (1.38)      3.44       4.52         2.20
--------------------------------------------------------------------------------------  ---------
Less Distributions From:
  Net investment income                         --          --         --         --           --
  Net realized gains                            --          --      (1.47)     (0.55)          --
--------------------------------------------------------------------------------------  ---------
Total Distributions                             --          --      (1.47)     (0.55)          --
--------------------------------------------------------------------------------------  ---------
Net Asset Value, End of Period              $18.66      $18.16     $19.54     $17.57       $13.60
--------------------------------------------------------------------------------------  ---------
Total Return                                  2.75%++    (7.06)%    18.75%     33.35%       19.30%++
--------------------------------------------------------------------------------------  ---------
Net Assets, End of Period (000s)          $369,708    $341,072   $305,297   $167,671      $45,045
--------------------------------------------------------------------------------------  ---------
Ratios to Average Net Assets:
  Expenses                                    1.92%+      1.90%      1.90%      1.90%        2.01%+
  Net investment income (loss)               (1.23)+     (0.86)     (0.44)     (0.54)        0.03+
--------------------------------------------------------------------------------------  ---------
Portfolio Turnover Rate                         47%         49%        69%        61%          15%
--------------------------------------------------------------------------------------  ---------
Class Y Shares                           2002/(1)(2)/ 2001/(2)/  2000/(2)/ 1999/(2)(4)/
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $18.82      $20.02     $17.78     $13.65
--------------------------------------------------------------------------------------  ---------
Income (Loss) From Operations:
  Net investment income (loss)               (0.01)       0.05       0.14       0.08
  Net realized and unrealized gain
   (loss)                                     0.63       (1.25)      3.57       4.61
--------------------------------------------------------------------------------------  ---------
Total Income (Loss) From Operations           0.62       (1.20)      3.71       4.69
--------------------------------------------------------------------------------------  ---------
Less Distributions From:
  Net investment income                         --          --         --      (0.01)
  Net realized gains                            --          --      (1.47)     (0.55)
--------------------------------------------------------------------------------------  ---------
Total Distributions                             --          --      (1.47)     (0.56)
--------------------------------------------------------------------------------------  ---------
Net Asset Value, End of Period              $19.44      $18.82     $20.02     $17.78
--------------------------------------------------------------------------------------  ---------
Total Return                                  3.29%++    (5.99)%    20.06%     34.49%++
--------------------------------------------------------------------------------------  ---------
Net Assets, End of Period (000s)           $97,939    $106,392   $123,489   $112,075
--------------------------------------------------------------------------------------  ---------
Ratios to Average Net Assets:
  Expenses                                    0.78%+      0.78%      0.82%      0.82%+
  Net investment income (loss)               (0.09)+      0.28       0.63       0.50+
--------------------------------------------------------------------------------------  ---------
Portfolio Turnover Rate                         47%         49%        69%        61%
--------------------------------------------------------------------------------------  ---------

(1) For the six months ended May 31, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from September 1, 1998 (inception date) to November 30, 1998.
(4) For the period from December 3, 1998 (inception date) to November 30, 1999.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

  22 Smith Barney Mid Cap Core Fund | 2002 Semi-Annual Report to Shareholders

                                 SMITH BARNEY
                               MID CAP CORE FUND



            TRUSTEES                    INVESTMENT MANAGER
            Herbert Barg                Smith Barney Fund
            Alfred J. Bianchetti          Management LLC
            Dwight B. Crane
            Burt N. Dorsett             DISTRIBUTORS
            Elliot S. Jaffe             Salomon Smith Barney Inc.
            Stephen E. Kaufman          PFS Distributors, Inc.
            Joseph J. McCann
            Heath B. McLendon, Chairman CUSTODIAN
            Cornelius C. Rose, Jr.      State Street Bank and
                                          Trust Company
            OFFICERS
            Heath B. McLendon           TRANSFER AGENT
            President and               Travelers Bank & Trust, fsb.
            Chief Executive Officer     125 Broad Street, 11th Floor
                                        New York, New York 10004
            Lewis E. Daidone
            Senior Vice President       SUB-TRANSFER AGENT
            and Chief                   PFPC Global Fund Services
            Administrative Officer      P.O. Box 9699
                                        Providence, Rhode Island
            Richard L. Peteka           02940-9699
            Chief Financial Officer
            and Treasurer

            Lawrence B. Weissman, CFA
            Vice President and
            Investment Officer

            Susan Kempler
            Vice President and
            Investment Officer

            Kaprel Ozsolak
            Controller

            Christina T. Sydor
            Secretary

   Smith Barney Mid Cap Core Fund




 This report is submitted for the general information of shareholders of Smith Barney Investment Trust -- Smith Barney Mid Cap Core Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after August 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY MID CAP CORE FUND
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds


           SalomonSmithBarney
 ----------------------------
 A member of citigroup [LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD01675 7/02